May 14, 2009 Investment Banking Presentation Prepared For The Special Committee of the Board of Directors of Logility, Inc. VRA Partners, LLC is a Member FINRA/SIPC. Exhibit (c)(2)

Preface
The information contained herein was prepared by VRA Partners, LLC (“VRA”) in connection with our engagement to advise the Special
Committee (the “Special Committee”) of the Board of Directors of Logility, Inc. (“Logility” or the “Company”).  Pursuant to a press release dated March 18, 2009, American Software, Inc. (the “Prospective Acquiror) announced its intention to acquire all of the outstanding shares of Logility’s common stock not already owned by the Prospective Acquiror at a price of $5.10 per share in cash (the “Proposed
Acquisition”).  On May 6, 2009, the Special Committee of the Board of Directors of the Prospective Acquiror communicated to the Special
Committee of Logility an increased offer price of $6.35 per share in cash, representing an increase of 24.5% over the initial $5.10 per share offer. On May 12, 2009, the Special Committee of the Board of Directors of the Prospective Acquiror communicated to the Special
Committee of Logility an increased offer price of $7.02 per share in cash, representing an increase of 37.6% over the initial $5.10 per share offer and an increase of 10.6% over the first revised $6.35 per share offer.  In addition to advising the Special Committee regarding the
Proposed Acquisition, VRA, if appropriate, will render an opinion to the Special Committee with respect to the fairness, from a financial point of view, to the Company’s shareholders other than American Software, Inc. and any of its affiliates, of the consideration to be received in the Proposed Acquisition.  This information and our analyses are not intended to be, nor should be, relied upon by any other party.  Any disclosure of the contents of this document to third parties by the Special Committee requires VRA’s written consent.
This document was prepared utilizing information provided by Logility and American Software, Inc. and obtained from certain other publicly available sources.  VRA has relied without independent verification upon the accuracy and completeness of the financial and other information discussed with or reviewed by us for purposes of our analyses except where we have actual knowledge as to the inaccuracy of incompleteness of such information.  With respect to the financial forecasts of Logility provided to or discussed with us, we have assumed, without independent verification or investigation, that such forecasts have been reasonably prepared on bases reflecting the best currently available information, estimates and judgments of the management of Logility as to the future financial performance of the Company, and we express no opinion with respect to such forecasts or the assumptions on which the forecasts are based.  VRA has not conducted a physical inspection of the properties and facilities of the Company and has not made any evaluations or appraisals of the assets or liabilities
(including, without limitation, any potential environmental liabilities), contingent or otherwise, of the Company.
VRA’s analyses must be considered as a whole.  Selecting portions of our analyses, without considering all analyses, would create an incomplete view.  Individual estimates of value contained on our analyses are not necessarily indicative of actual value, which may be significantly more or less favorable than as set forth therein.  Estimates of the financial value of reference companies and their securities do not purport to be appraisals or necessarily reflect the actual values of such companies or their securities.  Because such estimates are inherently subject to uncertainty, VRA does not assume responsibility for their accuracy.  Our analyses are necessarily based upon market, economic and other conditions as they exist on, and can be evaluated as of, the date hereof.  It should be understood that, although subsequent developments may affect these analyses, VRA does not have any obligation to update or revise its analyses.

Section Contents
I. Transaction Overview
II. Overview of Logility
III. Logility Financial Information
IV. Logility Stock Performance and Trading Information
V. Valuation
A. Valuation Methodology
B. Reference Public Company Analysis
C. Trading Liquidity Comparison
D. Precedent Merger and Acquisition Transaction Analysis
E. Premiums Paid Analysis
F. Discounted Cash Flow Analysis
G. Valuation Summary
H. Sum of the Parts Analysis
Appendices
A. Reference Public Company Analysis – Business Descriptions
B. Premiums Paid Analysis
Table of Contents

Transaction Overview
Summary
(1) As of March 5, 2009.
(2) Based on offer price of $7.02 per share.
Financials as of 1/31/2009 Financials as of 4/30/2009
Common Stock Shares Outstanding
(1)
12,860,145 12,860,145
207,080 207,080
Common Stock Shares Outstanding 13,067,225 13,067,225
Price Per Share $7.02 $7.02
Implied Equity Value $91,731,921 $91,731,921
Plus: Debt 0 0
Less: Cash and Investments 47,309,000 49,579,000
Implied Enterprise Value $44,422,921 $42,152,921
On March 18, 2009, American Software, Inc. (“ASI” or the “Prospective Acquiror”) publicly announced that it intends to purchase up to all the outstanding common stock of Logility, Inc. (“Logility” or the “Company”) not currently owned by ASI at a price per share of $5.10 (the “Proposed Acquisition”) in cash through a tender offer.

On May 6, 2009, the Special Committee of the Board of Directors of the Prospective Acquiror communicated to the Special
Committee of Logility an increased offer price of $6.35 per share in cash, representing a 24.5% increase over the initial $5.10 per share offer.
On May 12, 2009, the Special Committee of the Board of Directors of the Prospective Acquiror communicated to the Special
Committee of Logility an increased offer price of $7.02 per share in cash, representing an increase of 37.6% over the initial
$5.10 per share offer and an increase of 10.6% over the first revised $6.35 per share offer.
ASI is currently the majority shareholder of Logility, controlling approximately 11,300,000 shares, or 87.9%, of the common shares outstanding of Logility.
If ASI is able to acquire all of the outstanding common stock currently not owned by ASI at the revised proposed price of
$7.02 per share, ASI would acquire 1,560,145 common shares and 207,080 net in-the- money options representing total consideration of $12,405,921.
The Proposed Acquisition purchase price of $7.02 per share implies the following equity value and enterprise value for the
Company:
Vested “In-the-Money” Options Outstanding, Net of Exercise Price
(2)

Logility currently has 607,450 options outstanding, including 535,650 vested and 71,800 unvested options:
Transaction Overview
Options Outstanding
Vested Options
Incremental
Vested Aggregate Exercise Net Value of Options Common Share Equivalent
Exercise Price Range Options Proceeds at $7.02/share at $7.02/share
$1.69-$5.10 413,400 $1,461,326 $1,440,742 205,234
$5.11-$7.02 12,050 $71,630 12,961 1,846
$7.03-$9.00 81,200 $640,694 0 0
$9.01-$11.00 20,000 $200,360 0 0
$11.01-$16.25 9,000 $123,120 0 0
Total 535,650 $2,497,130 $1,453,703 207,080
Unvested Options
Incremental
Unvested Aggregate Exercise Net Value of Options Common Share Equivalent
Exercise Price Range Options Proceeds at $7.02/share at $7.02/share
$1.69-$5.10 0 $0 $0 0
$5.11-$7.02 0 $0 0 0
$7.03-$9.00 67,800 $553,506 0 0
$9.01-$11.00 4,000 $43,840 0 0
$11.01-$16.25 0 $0 0 0
Total 71,800 $597,346 $0 0
Total Vested and 607,450 $3,094,476 $1,453,703 207,080
Unvested

Transaction Overview
Transaction Structure and Summary Analysis
($ in thousands, except per share data)
Note: Assumes announcement date of March 18, 2009.
(1) Average closing price for relevant number of days including and preceding March 18, 2009.
(2) Based on 12,860,145 shares outstanding as of 03/05/2009 plus 126,865 shares from the exercise of in-the-money vested stock options.
(3) Based on 12,860,145 shares outstanding as of 03/05/2009 plus 184,271 shares from the exercise of in-the-money vested stock options.
(4) Based on 12,860,145 shares outstanding as of 03/05/2009 plus 207,080 shares from the exercise of in-the-money vested stock options.
(5) Excludes excess cash and investments of $47,309,000 as of 01/31/2009.
(6) Excludes excess cash and investments of $49,579,000 as of 04/30/2009.
Initial First Revised Second Revised Second Revised
Proposed Acquisition Proposed Acquisition Proposed Acquisition Proposed Acquisition
Offer Price Per Share Offer Price Per Share Offer Price Per Share Offer Price Per Share
$5.10 $6.35 $7.02 $7.02
Financials as of 1/31/2009 Financials as of 1/31/2009 Financials as of 1/31/2009 Financials as of 4/30/2009
'% Premium (Discount) to Closing Share Price of $5.00 on 03/18/2009 2.0% 27.0% 40.4% 40.4%
% Premium (Discount) to Average Closing Price:
(1)
360 Day (15.9%) 4.7% 15.7% 15.7%
180 Day 3.5% 28.8% 42.4% 42.4%
90 Day 11.4% 38.7% 53.4% 53.4%
60 Day 10.9% 38.1% 52.6% 52.6%
30 Day 11.5% 38.8% 53.5% 53.5%
15 Day 11.6% 38.9% 53.6% 53.6%
'% Premium (Discount) to 52-Week High ($7.77 on 06/27/2008) (34.4%) (18.3%) (9.7%) (9.7%)
'% Premium (Discount) to 52-Week Low ($3.89 on 03/12/2009) 31.1% 63.2% 80.5% 80.5%
Market Value $66,234
(2)
$82,832
(3)
$91,732
(4)
$91,732
(4)
Enterprise Value $18,925
(5)
$35,523
(5)
$44,423
(5)
$42,153
(6)

Transaction Overview
Transaction Structure and Summary Analysis
Initial First Revised Second Revised Second Revised
Proposed Acquisition Proposed Acquisition Proposed Acquisition Proposed Acquisition
Offer Price Per Share Offer Price Per Share Offer Price Per Share Offer Price Per Share
$5.10 $6.35 $7.02 $7.02
Financials as of 1/31/2009 Financials as of 1/31/2009 Financials as of 1/31/2009 Financials as of 4/30/2009
Enterprise Value to:
LTM Total Revenue 0.45 x 0.84 x 1.05 x 1.01 x
Fiscal 2009 Projected Total Revenue 0.46 0.86 1.08 1.01
Calendar 2009 Projected Total Revenue 0.47 0.87 1.09 1.02
Fiscal 2010 Projected Total Revenue 0.46 0.86 1.08 1.03
LTM Maintenance Revenue 0.81 x 1.53 x 1.91 x 1.83 x
Fiscal 2009 Projected Maintenance Revenue 0.82 1.54 1.92 1.83
Calendar 2009 Projected Maintenance Revenue 0.82 1.54 1.92 1.83
Fiscal 2010 Projected Maintenance Revenue 0.82 1.53 1.92 1.82
LTM Maintenance Gross Margin 1.04 x 1.95 x 2.43 x 2.34 x
Fiscal 2009 Projected Maintenance Gross Margin 1.04 1.95 2.44 2.34
Calendar 2009 Projected Maintenance Gross Margin 1.04 1.95 2.44 2.33
Fiscal 2010 Projected Maintenance Gross Margin 1.04 1.94 2.43 2.31
LTM Adjusted EBITDA 2.0 x 3.7 x 4.6 x 4.2 x
Fiscal 2009 Projected Adjusted EBITDA 2.0 3.7 4.7 4.2
Calendar 2009 Projected Adjusted EBITDA 2.1 3.9 4.9 4.4
Fiscal 2010 Projected Adjusted EBITDA 2.1 4.0 5.0 4.8
LTM Adjusted EBIT 2.1 x 3.9 x 4.8 x 4.5 x
Fiscal 2009 Projected Adjusted EBIT 2.1 4.0 4.9 4.5
Calendar 2009 Projected Adjusted EBIT 2.2 4.2 5.3 4.8
Fiscal 2010 Projected Adjusted EBIT 2.4 4.4 5.5 5.2
Equity Value to:
LTM Adjusted Net Income 10.7 x 13.4 x 14.8 x 14.6 x
Fiscal 2009 Projected Adjusted Net Income 11.1 13.8 15.3 14.6
Calendar 2009 Projected Adjusted Net Income 11.2 14.0 15.5 14.7
Fiscal 2010 Projected Adjusted Net Income 11.4 14.3 15.8 15.8
Tangible Book Value 1.48 x 1.85 x 2.05 x 1.94 x
Note: Fiscal represents the year ending April 30.  Calendar year represents the 12 months ending January 31.
Note: Adjustments include stock based compensation and amortization of acquisition-related intangibles.
Note: Forward multiples based on management projections provided April 3, 2009.

Overview of Logility
Company Overview
Global provider of collaborative supply chain software that optimizes production, distribution, and inventory management between trading partners.
Sells two complementary product lines to approximately 1,250 customers worldwide:
Focuses on distribution-intensive industries (retail, consumer goods, soft goods, service parts).
According to management, competitive differentiators include:
Quality of products and domain expertise
Quicker implementation relative to competitors
Quality of customer service
Demand Management Voyager
Customer typically has more than $1 billion in sales
Approximately 350 active customers
Average sale of $300k for license
Direct sales channel – gross margins of 75%
Prolonged sales cycle – management-level decision
Competitive market – pricing pressure
Customer typically has less than $1 billion in sales
Approximately 900 active customers
Average sale of $30k for license
Indirect sales channel – gross margins of 50%
Shorter sales cycle – operations-level decision
Limited competition – prices have been increasing

Overview of Logility
Company Performance
During the last five years, Logility has grown revenue at a compounded annual growth rate of 18.4%; maintenance and license revenues have grown at a CAGR of approximately 20%.
In early 2008, growth slowed due to economic conditions and
management anticipates flat growth in Fiscal 2009 and 2010.
However, management, as well as industry observers, believe uncertain economic times can also prompt companies to purchase supply chain management software to reduce inventory risk and costs.
Preliminary signs of recovery through strong Q3 results and
recent growth in the sales pipeline
DMI is modestly cyclical
Revenue Growth by Type
$0
$10,000
$20,000
$30,000
$40,000
$50,000
2004 2005 2006 2007 2008
License Services and other Maintenance
According to management, growth opportunities include:
“Fashion Forecasting” – new module providing a blind forecasting solution to apparel customers
New versions of both Voyager and DMI soon to be released
Further penetration of chemical and oil/gas industry verticals – potential acquisition opportunities
Enter the service parts optimization market
($ in thousands)

Overview of Logility
Relationship with ASI
Logility is currently 87.9% owned by ASI.
ASI financial reporting includes Logility.
Logility and ASI Comparison
($ in thousands, except per share data)
(1) Represents second revised offer price.
(2) Based on closing price on May 12, 2009 of $5.11 per share.
Logility Logility ASI
Financials as of 1/31/2009 Financials as of 4/30/2009
Share Price as of 05/12/2009 $7.02
(1)
$7.02
(1)
$5.13
Market Capitalization $91,732 $91,732 $129,692
Debt $0 $0 $0
Cash and Investments $47,309 $49,579 $70,321
Enterprise Value $44,423 $42,153 $59,371
Financial Data:
LTM Revenue $42,392 $41,669 $80,673
LTM Adjusted EBITDA $9,685 $9,939 $9,352
LTM Adjusted EBIT $9,178 $9,409 $7,831
LTM Adjusted Net Earnings $6,189 $6,301 $3,483
Trading Multiples:
EV/LTM Revenue 1.05x 1.01x 0.74x
EV/LTM EBITDA 4.6x 4.2x 6.3x
EV/LTM EBIT 4.8x 4.5x 7.6x
LTM P/E Ratio 14.8x 14.6x 36.8x
% of 52-Week High
(2)
90.3% 90.3% 76.3%
Three Month Average Trading Volume 3,150 3,150 71,720
Stock Price Change Since Announcement Date
(2)
2.3% 2.3% 14.3%
Dividends Per Share $0.00 $0.00 $0.36

Overview of Logility
ASI Pro Forma for Logility Acquisition
($ in thousands, except per share data)
Note:  VRA has yet to receive ASI 2009  preliminary results and 2010 forecast.
Fiscal Year Ended or Ending April 30,
2007 2008 2009
Actual Actual Estimate
Adjusted EBITDA $12,745 $11,945
Plus: Logility public company expenses 448 472 462
Pro Forma EBITDA $13,193 $12,417 $462
Adjusted EBIT $11,204 $10,441
Plus: Logility public company expenses 448 472 462
Pro Forma EBIT $11,652 $10,913 $462
Adjusted Diluted Earnings Per Share $0.36 $0.30
Adjusted Net Income $9,169 $8,047
Plus: Logility public company expenses (tax-affected) 281 305 462
Plus: Elimination of Minority Interest (tax-affected) 486 488 713
Pro Forma Net Income $9,935 $8,840 $1,174
Pro Forma Diluted Earnings Per Share $0.39 $0.33
Increase in Diluted Earnings Per Share $0.03 $0.03

Overview of Logility
Logility and ASI Stock Price Performance
Price Volume Over the Twelve Months Preceding March 18, 2009 (the “Announcement Date”)
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
90,000
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
$8.00
$9.00
$10.00
Logility Trading Volume Logility Share Price American Software Share Price
4/18/2008:
LGTY High - $9.00
12/23/2008:
LGTY Low - $4.00
6/17/2008:
AMSWA High - $6.68
12/01/2008:
AMSWA Low - $2.92

Overview of Logility
Logility and ASI Stock Price Performance
Index Price Performance Over the Twelve Months Preceding the Announcement Date
40
60
80
100
120
140
160
Logility Share Price American Software Share Price

Price Volume Over the Three Years Preceding the Announcement Date
Overview of Logility
Logility and ASI Stock Price Performance
0
50,000
100,000
150,000
200,000
250,000
300,000
$0.00
$2.00
$4.00
$6.00
$8.00
$10.00
$12.00
$14.00
$16.00
Logility Trading Volume Logility Share Price American Software Share Price
10/18/2007:
LGTY High - $14.85
7/23/2007:
AMSWA High - $13.19
12/23/2008:
LGTY Low - $4.00
12/01/2008:
AMSWA Low - $2.92

Index Price Performance Over the Three Years Preceding the Announcement Date
Overview of Logility
Logility and ASI Stock Price Performance
0
50
100
150
200
250
Logility Share Price American Software Share Price

Overview of Logility
Logility and ASI Stock Price Performance
0
1,000,000
2,000,000
3,000,000
4,000,000
5,000,000
6,000,000
7,000,000
$0.00
$5.00
$10.00
$15.00
$20.00
$25.00
Logility Trading Volume Logility Share Price American Software Share Price
12/30/1999:
LGTY High - $21.00
12/29/2000:
LGTY Low - $1.56
3/13/2000:
AMSWA High - $22.25
4/5/2001:
AMSWA Low - $1.13
Price Volume from Logility IPO to the Announcement Date

Index Price Performance from Logility IPO to the Announcement Date
Overview of Logility
Logility and ASI Stock Price Performance
0
20
40
60
80
100
120
140
160
180
Logility Share Price American Software Share Price

0
10,000
20,000
30,000
40,000
50,000
$4.00
$4.50
$5.00
$5.50
$6.00
$6.50
Logility Trading Volume Logility Share Price American Software Share Price
18
Price Volume Since the Announcement Date
Overview of Logility
Logility and ASI Stock Price Performance
3/18/2009:
LGTY Low - $5.00
3/18/2009:
AMSWA Low - $4.49
4/6/2009:
LGTY High - $5.48
4/16/2009:
AMSWA High - $6.11
As of 5/12/2009.

Index Price Performance Since the Announcement Date
Overview of Logility
Logility and ASI Stock Price Performance
As of 5/12/2009.
95
100
105
110
115
120
125
130
135
140
Logility Share Price American Software Share Price

Overview of Logility
Logility and ASI Trading Multiples
Enterprise Value to LTM Total Revenue Enterprise Value to LTM EBITDA
Price to LTM Cash Earnings Per Share
Note: Both Logility and ASI financials as of 1/31/2009.
As of 5/12/2009.
0.0x
0.5x
1.0x
1.5x
2.0x
2.5x
ASI Logility
0.0x
2.0x
4.0x
6.0x
8.0x
10.0x
12.0x
14.0x
16.0x
ASI Logility
0.0x
10.0x
20.0x
30.0x
40.0x
50.0x
ASI Logility

($ in millions)

Overview of Logility
Financial Comparison to Publicly Traded Competitors
Financial Profile Comparison to Competitors
Note: Logility financials as of 1/31/2009.
(1) Excludes capitalized R&D costs.
(2) Includes both capitalized and expensed R&D costs.
i2 Technologies, JDA Software American
Logility, Inc. Inc. Group Inc. Oracle Corp. SAP AG Software, Inc.
LTM Revenue $42.4 $249.6 $379.8 $23,630.0 $15,372.0 $80.7
LTM Maintenance Revenue $23.2 $85.4 $180.0 $4,601.0 $4,593.0 $28.4
LTM CAPEX
(1)
$0.1 $1.4 $7.4 $539.0 $473.7 $0.9
LTM R&D
(2)
$7.5 $28.7 $52.8 $2,771.0 $2,270.0 $9.5
1 Year Revenue Growth 2.6% (1.7%) 4.5% 24.6% 3.3% 5.5%
3 Year Revenue CAGR 19.4% (9.5%) 20.7% 26.0% 15.1% 7.7%
5 Year Revenue CAGR 44.8% (11.7%) 12.9% 20.1% 11.7% 26.5%
LTM Gross Margin 68.0% 58.7% 63.3% 79.0% 69.3% 53.1%
LTM EBITDA Margin 22.8% 16.1% 24.3% 47.2% 32.2% 11.6%
LTM EBIT Margin 21.7% 14.7% 21.8% 46.0% 27.4% 9.7%
LTM Return-on-Assets (ROA) 9.2% 10.2% 5.2% 13.2% 12.3% 3.1%
LTM Return-on-Equity (ROE) 12.2% 143.3% 0.1% 26.2% 27.1% 4.3%
LTM CAPEX / Revenue 0.2% 0.6% 2.0% 2.3% 3.1% 1.1%
LTM R&D / Revenue 17.8% 11.5% 13.9% 11.7% 14.8% 11.8%

Overview of Logility
Industry Conditions
Supply chain management (“SCM”) applications market represents a
$6.5 billion industry expected to grow at a CAGR of 7% through
2012
Increasing trend of global sourcing puts emphasis on supply
chain planning
Replacement market is strong
International market penetration (U.S. customers represent 58%
of overall market)
Increased adoption from mid-market companies (40% of the
market consists of companies with +$1 billion sales)
SCM Application Revenue Estimates
Current economic conditions have impacted the market and have created uncertainty over short-term growth.
2009 and 2010 global IT spending expected to decline 9% and 1%, respectively
There has been a recent slowdown in industry consolidation activity from prior years.  Past notable activity includes:
Infor made five acquisitions in 2006 and 2007
SAP made four acquisitions in 2006 and 2007
JDA acquired Manugistics in 2006 in addition to one other software business
I2 made two acquisitions in 2006 and 2007
Source: AMR Research, 2008; Goldman Sachs
Market has become increasingly competitive, especially for large implementations where SAP and Oracle mostly compete, creating pricing pressure on market participants.

Overview of Logility
Ownership Profile
Ownership Breakout
($ in thousands)
Percent of Total Market
Holder Shares Shares Outstanding (1) Value (2)
American Software, Inc. 11,300,000 87.87% $79,326
Dimensional Fund Advisors LP 349,117 2.71% 2,451
California Public Employees' Retirement System 120,190 0.93% 844
Lapides Asset Management, LLC 84,930 0.66% 596
Renaissance Technologies Corp. 78,100 0.61% 548
J. Michael Edenfield 51,500 0.40% 362
H. Allan Dow 48,721 0.38% 342
Northern Trust Investments, National Association 23,607 0.18% 166
Spark L.P. 15,149 0.12% 106
The Vanguard Group, Inc. 12,151 0.09% 85
Northern Trust Investments, N.A. 11,951 0.09% 84
BNY Mellon Wealth Management 10,093 0.08% 71
Lotsoff Capital Management 7,800 0.06% 55
Barclays Global Investors, National Association 4,442 0.03% 31
Parker H. Petit 3,000 0.02% 21
John A. White 2,500 0.02% 18
Royce & Associates, LLC 1,900 0.01% 13
AXA Rosenberg Investment Management LLC 1,040 0.01% 7
SG Asset Management Alternative Investments 700 0.01% 5
Deutsche Investment Management Americas Inc. 46 0.00% 0
Note: Institutional shares are based on holder's most recent 13F filing.
Note: Insider ownership based on Logility DEF 14A filed on July 28, 2008.
(1)Based on a total of 12,860,145 shares outstanding as of March 5, 2009.
(2)Based on the offer price of $7.02
American
Software
88%
Institutions
6%
Insiders
1%
Retail
6%

Overview of Logility
Logility Change in Ownership Over Time
3/31/2007 6/30/2007 9/30/2007 12/31/2007 3/31/2008
Institution Shares Shares Change Shares Change Shares Change Shares Change
American Software, Inc. 11,300,000 11,300,000 - 11,300,000 - 11,300,000 - 11,300,000 -
Dimensional Fund Advisors LP 342,030 342,399 369 334,169 (8,230) 340,427 6,258 350,953 10,526
California Public Employees' Retirement System 45,400 45,400 - 45,400 - 121,490 76,090 121,490 -
Lapides Asset Management, LLC - - - - - - - 23,000 23,000
Renaissance Technologies Corp. - 25,500 25,500 42,700 17,200 57,300 14,600 68,900 11,600
J. Michael Edenfield 55,000 35,184 (19,816) 35,184 - 35,184 - 35,184 -
H. Allan Dow 58,721 48,721 (10,000) 48,721 - 48,721 - 48,721 -
Northern Trust Investments, National Association 27,783 24,007 (3,776) 24,007 - 24,007 - 24,007 -
Spark L.P. 24,200 38,700 14,500 40,724 2,024 49,200 8,476 41,900 (7,300)
The Vanguard Group, Inc. 11,314 - (11,314) - - - - - -
Northern Trust Investments, N.A. 12,238 12,238 - 12,538 300 12,538 - 12,538 -
BNY Mellon Wealth Management 10,093 10,093 - 10,093 - 10,093 - 10,093 -
Lotsoff Capital Management - 38,300 38,300 42,100 3,800 56,000 13,900 31,300 (24,700)
Barclays Global Investors, National Association 4,835 4,835 - 4,442 (393) 4,442 - 4,442 -
Parker H. Petit 3,000 3,000 - 3,000 - 3,000 - 3,000 -
John A. White 2,500 2,500 - 2,500 - 2,500 - 2,500 -
Royce & Associates, LLC - - - - - 4,500 4,500 4,500 -
AXA Rosenberg Investment Management LLC 1,300 1,200 (100) 3,300 2,100 4,400 1,100 3,900 (500)
SG Asset Management Alternative Investments - - - - - 700 700 700 -
Deutsche Investment Management Americas Inc. - 45 45 45 - 46 1 205 159
Bjurman, Barry & Associates - - - 67,065 67,065 213,367 146,302 - (213,367)
Credit Suisse Securities (USA) LLC, Investment Arm - 10,340 10,340 - (10,340) - - - -
FAF Advisors, Inc. - - - - - - - 7,000 7,000
Frederick E. Cooper - - - - - - - - -
FrontPoint Partners LLC - - - 19,016 19,016 - (19,016) - -
Grantham, Mayo, Van Otterloo & Co. LLC - - - - - - - - -
Morgan Stanley Investment Management Inc. 10,398 75 (10,323) - (75) - - - -
Newton Investment Management Limited - - - 750 750 750 - 750 -
QVT Financial LP - - - - - - - - -
Reinhart Partners, Inc. - - - - - 16,930 16,930 45,931 29,001
SSgA Funds Management Inc. 43,300 43,300 - 43,300 - 43,300 - 43,300 -
State Street Global Advisors, Inc. 47,200 47,200 - 47,200 - 47,593 393 47,593 -
Technical Financial Services LLC - - - - - 200 200 - (200)
Teton Advisors, Inc - - - 18,498 18,498 - (18,498) - -
UBS Securities LLC, Investment Arm 1,064 - (1,064) 100 100 - (100) 265 265
Wellington Management Company L.L.P. 66,209 51,901 (14,308) 52,302 401 24,302 (28,000) - (24,302)
Wells Fargo Bank, National Association, Asset Management Arm 2,425 2,425 - 2,425 - 2,425 - 2,425 -
Total Institutional Ownership 649,789 697,958 48,169 810,174 112,216 1,034,010 223,836 845,192 (188,818)
Total Institutional Ownership as a % of Total 5.0% 5.4% 6.3% 8.0% 6.5%
Shares Outstanding
Insider Ownership 11,419,221 11,389,405 (29,816) 11,389,405 - 11,389,405 - 11,389,405 -
Insider Ownership as a % of Total Shares Oustanding 88.5% 88.3% 87.9% 87.9% 88.0%
Stock Price Information for Relevant Quarter:
High Closing Price $8.14 $11.30 $13.03 $14.85 $12.75
Low Closing Price $6.96 $8.11 $9.28 $10.96 $5.56
Average Closing Price $7.52 $9.39 $11.30 $13.17 $9.34
Note: Institutional shares are based on holder's most recent 13F filing.
Note: Insider ownership based on Logility DEF 14A filed on July 28, 2008.

Overview of Logility
Logility Change in Ownership Over Time
6/30/2008 9/30/2008 12/31/2008 3/31/2009
Institution Shares Change Shares Change Shares Change Shares Change
American Software, Inc. 11,300,000     -                         11,300,000     -                         11,300,000     -                         11,300,000     -
Dimensional Fund Advisors LP 349,141            (1,812)               348,860          (281)                   348,664          (196)                   349,117            453
California Public Employees' Retirement System 121,490           -                         121,490           -                         121,490           -                         120,190           (1,300)
Lapides Asset Management, LLC 27,000             4,000               27,000             -                         34,995             7,995                84,930             49,935
Renaissance Technologies Corp. 74,600             5,700               77,300             2,700               78,100             800                   78,100             -
J. Michael Edenfield 51,500             16,316              51,500             -                         51,500             -                         51,500             -
H. Allan Dow 48,721              -                         48,721              -                         48,721              -                         48,721              -
Northern Trust Investments, National Association 24,007             -                         24,007             -                         23,607             (400)                  23,607             -
Spark L.P. 23,600             (18,300)           17,100              (6,500)             15,149              (1,951)               15,149              -
The Vanguard Group, Inc. -                         -                         -                         -                         -                         -                         12,151               -
Northern Trust Investments, N.A. 12,538              -                         12,038             (500)                  11,951               (87)                     11,951               -
BNY Mellon Wealth Management 10,093             -                         10,093             -                         10,093             -                         10,093             -
Lotsoff Capital Management 31,300             -                         31,300             -                         21,600             (9,700)              7,800               (13,800)
Barclays Global Investors, National Association 4,442               -                         4,442               -                         4,442               -                         4,442               -
Parker H. Petit 3,000               -                         3,000               -                         3,000               -                         3,000               -
John A. White 2,500               -                         2,500               -                         2,500               -                         2,500               -
Royce & Associates, LLC 1,900               (2,600)             1,900               -                         1,900               -                         1,900               -
AXA Rosenberg Investment Management LLC 2,716                (1,184)               1,640                (1,076)              1,040               (600)                  1,040               -
SG Asset Management Alternative Investments 700                    -                         700                    -                         700                    -                         700                    -
Deutsche Investment Management Americas Inc. 1,671                  1,466                1,655                (16)                     46                      (1,609)              46                      -
Bjurman, Barry & Associates -                         -                         -                         -                         -                         -                         -                         -
Credit Suisse Securities (USA) LLC, Investment Arm -                         -                         -                         -                         -                         -                         -                         -
FAF Advisors, Inc. -                         (7,000)             -                         -                         -                         -                         -                         -
Frederick E. Cooper -                         -                         -                         -                         -                         -                         -                         -
FrontPoint Partners LLC -                         -                         -                         -                         -                         -                         -                         -
Grantham, Mayo, Van Otterloo & Co. LLC 200                   200                   200                   -                         200                   -                         -                         (200)
Morgan Stanley Investment Management Inc. 20,000            20,000            -                         (20,000)           -                         -                         -                         -
Newton Investment Management Limited 750                    -                         -                         (750)                  -                         -                         -                         -
QVT Financial LP 21,015              21,015              20,014             (1,001)              -                         (20,014)            -                         -
Reinhart Partners, Inc. -                         (45,931)            -                         -                         -                         -                         -                         -
SSgA Funds Management Inc. -                         (43,300)           -                         -                         -                         -                         -                         -
State Street Global Advisors, Inc. -                         (47,593)            -                         -                         -                         -                         -                         -
Technical Financial Services LLC -                         -                         -                         -                         -                         -                         -                         -
Teton Advisors, Inc -                         -                         -                         -                         -                         -                         -                         -
UBS Securities LLC, Investment Arm 577                    312                    -                         (577)                   514                    514                    -                         -
Wellington Management Company L.L.P. -                         -                         -                         -                         -                         -                         -                         -
Wells Fargo Bank, National Association, Asset Management Arm 2,425               -                         2,425               -                         2,425               -
-
-
Total Institutional Ownership 730,165           (115,027)          702,164           (28,001)           676,916           (25,248)           721,216            35,088
Total Institutional Ownership as a % of Total 5.6% 5.4% 5.3% 5.6%
Shares Outstanding
Insider Ownership 11,405,721       16,316              11,405,721       -                         11,405,721       -                         11,405,721       -
Insider Ownership as a % of Total Shares Oustanding 88.1% 88.5% 88.5% 88.7%
Stock Price Information for Relevant Quarter:
High Closing Price $9.00 $7.59 $6.69 $5.30
Low Closing Price $6.23 $6.15 $4.00 $4.12
Average Closing Price $7.43 $6.64 $4.98 $4.71
Note: Institutional shares are based on holder's most recent 13F filing.
Note: Insider ownership based on Logility DEF 14A filed on July 28, 2008.

Overview of Logility
Shares Repurchased Over Time
Date
Number LGTY
Shares Purchased Value
Price
Per Share
November 2003 0 $0 NA
December 2003 0 $0 NA
January 2004 0 $0 NA
February 2004 0 $0 NA
March 2004 30,000 $154,500 $5.15
April 2004 0 $0 NA
May 2004 0 $0 NA
June 2004 35,250 $159,683 $4.53
July 2004 1,700 $7,276 $4.28
August 2004 3,400 $15,164 $4.46
September 2004 120,300 $587,064 $4.88
October 2004 0 $0 NA
November 2004 0 $0 NA
December 2004 0 $0 NA
January 2005 0 $0 NA
February 2005 0 $0 NA
March 2005 0 $0 NA
April 2005 0 $0 NA
May 2005 0 $0 NA
June 2005 272,189 $1,633,134 $6.00
July 2005 0 $0 NA
August 2005 0 $0 NA
September 2005 0 $0 NA
October 2005 0 $0 NA
November 2005 0 $0 NA
December 2005 0 $0 NA
January 2006 0 $0 NA
February 2006 0 $0 NA
March 2006 0 $0 NA
April 2006 0 $0 NA
May2006 0 $0 NA
June 2006 0 $0 NA
Date
Number LGTY
Shares Purchased Value
Price
Per Share
July 2006 0 $0 NA
August 2006 0 $0 NA
September 2006 15,000 $111,750 $7.45
October 2006 0 $0 NA
November 2006 0 $0 NA
December 2006 0 $0 NA
January 2007 0 $0 NA
February 2007 0 $0 NA
March 2007 0 $0 NA
April 2007 0 $0 NA
May 2007 30,000 $337,800 $11.26
June 2007 0 $0 NA
July 2007 0 $0 NA
August 2007 0 $0 NA
September 2007 0 $0 NA
October 2007 0 $0 NA
November 2007 0 $0 NA
December 2007 0 $0 NA
January 2008 0 $0 NA
February 2008 0 $0 NA
March 2008 114,421 $787,216 $6.88
April 2008 0 $0 NA
May 2008 0 $0 NA
June 2008 39,620 $296,754 $7.49
July 2008 0 $0 NA
August 2008 0 $0 NA
September 2008 27,122 $181,446 $6.69
October 2008 0 $0 NA
November 2008 0 $0 NA
December 2008 0 $0 NA
January 2009 0 $0 NA

Insiders
12.2%
Institutions
56.5%
Retail
31.3%
Percent of Total Market
Holder
Shares Shares Outstanding (1) Value (2)
James C. Edenfield 2,041,587         8.08% $10,473
Brown Capital Management Inc. 1,903,501          7.53% $9,765
Renaissance Technologies Corp. 1,598,900         6.32% $8,202
Barclays Global Investors, National Association 1,229,872          4.86% $6,309
Thomas L. Newberry
941,724             3.73% $4,831
Wells Capital Management Incorporated 894,573             3.54% $4,589
Lombardia Capital Partners, LLC 874,527             3.46% $4,486
Dimensional Fund Advisors LP 762,518             3.02% $3,912
Al Frank Asset Management, Inc. 733,297             2.90% $3,762
Perritt Capital Management, Inc. 676,600            2.68% $3,471
Wellington Management Company L.L.P. 533,966            2.11% $2,739
New York State Common Retirement Fund 506,786            2.00% $2,600
Lapides Asset Management, LLC 450,500            1.78% $2,311
Tocqueville Asset Management LP 439,446            1.74% $2,254
The Vanguard Group, Inc. 348,091            1.38% $1,786
DePrince, Race & Zollo, Inc. 273,745             1.08% $1,404
State Street Global Advisors, Inc. 268,080            1.06% $1,375
Bmo Harris Investment Management Inc 257,721             1.02% $1,322
Eagle Asset Management, Inc. 179,510             0.71% $921
Fifth Third Asset Management, Inc. 172,950             0.68% $887
Royce & Associates, LLC 166,200            0.66% $853
Goldman, Sachs & Co., Asset Management Arm 158,158             0.63% $811
Northern Trust Global Advisors Inc. 148,231             0.59% $760
Teachers Insurance and Annuity Association College Retirement Equities Fund 144,750             0.57% $743
Northern Trust Investments, N.A. 141,172              0.56% $724
TIAA-CREF Investment Management, LLC 130,601             0.52% $670
Axiom Asset Management, LLC 99,144               0.39% $509
Citigroup Inc., Asset Management Arm 84,080              0.33% $431
BlackRock Investment Management LLC 76,200              0.30% $391
BNY Mellon Wealth Management 70,680              0.28% $363
California Public Employees' Retirement System 68,320              0.27% $350
SG Asset Management Alternative Investments 28,800              0.11% $148
J. Michael Edenfield 22,308              0.09% $114
Barclays Global Investors Limited 5,955                  0.02% $31
Deutsche Investment Management Americas Inc. 1,700                  0.01% $9
Wells Fargo Bank, National Association, Asset Management Arm 1,500                  0.01% $8
27
Overview of Logility
American Software Ownership Profile
Ownership Breakout
Indicates common ownership with Logility
Note: Institutional shares are based on holder's most recent 13F filing.
Note: Insider ownership based on Logility DEF 14A filed on July 28, 2008.
(1)Based on a total of 25,281,077 shares outstanding as of March 10, 2009.
(2)Based on share price as of 5/12/2009.

Overview of Logility
American Software Shares Repurchased Over Time
Date
Number AMSW
Shares Purchased Value
Price
Per Share
July 2006 0 $0 NA
August 2006 0 $0 NA
September 2006 0 $0 NA
October 2006 0 $0 NA
November 2006 0 $0 NA
December 2006 0 $0 NA
January 2007 0 $0 NA
February 2007 0 $0 NA
March 2007 0 $0 NA
April 2007 0 $0 NA
May 2007 0 $0 NA
June 2007 0 $0 NA
July 2007 0 $0 NA
August 2007 0 $0 NA
September 2007 0 $0 NA
October 2007 0 $0 NA
November 2007 0 $0 NA
December 2007 0 $0 NA
January 2008 0 $0 NA
February 2008 0 $0 NA
March 2008 173,664 $982,938 $5.66
April 2008 0 $0 NA
May 2008 0 $0 NA
June 2008 86,239 $503,636 $5.84
July 2008 0 $0 NA
August 2008 0 $0 NA
September 2008 99,500 $550,235 $5.53
October 2008 0 $0 NA
November 2008 0 $0 NA
December 2008 82,500 $338,250 $4.10
January 2009 0 $0 NA
Date
Number AMSW
Shares Purchased Value
Price
Per Share
November 2003 40,000 $254,400 $6.36
December 2003 20,000 $122,600 $6.13
January 2004 0 $0 NA
February 2004 0 $0 NA
March 2004 0 $0 NA
April 2004 0 $0 NA
May 2004 0 $0 NA
June 2004 0 $0 NA
July 2004 0 $0 NA
August 2004 0 $0 NA
September 2004 0 $0 NA
October 2004 0 $0 NA
November 2004 0 $0 NA
December 2004 0 $0 NA
January 2005 0 $0 NA
February 2005 0 $0 NA
March 2005 0 $0 NA
April 2005 0 $0 NA
May 2005 0 $0 NA
June 2005 0 $0 NA
July 2005 0 $0 NA
August 2005 0 $0 NA
September 2005 0 $0 NA
October 2005 0 $0 NA
November 2005 0 $0 NA
December 2005 0 $0 NA
January 2006 0 $0 NA
February 2006 0 $0 NA
March 2006 0 $0 NA
April 2006 0 $0 NA
May2006 0 $0 NA
June 2006 0 $0 NA

Logility Financial Information
Historical Income Statements
($ in thousands, except per share data)
Latest Twelve
Month Period
Fiscal Year Ended April 30, Ended Nine Months Ended
2004 2005 2006 2007 2008 1/31/2009 1/31/2008 1/31/2009
Revenues:
License $6,656 $6,717 $13,889 $16,242 $14,554 $13,097 $10,409 $8,952
Services and other 5,179 5,203 5,796 6,830 7,807 6,049 5,985 4,227
Maintenance 10,991 12,956 17,618 20,691 22,547 23,246 16,636 17,335
Total revenues 22,826 24,876 37,303 43,763 44,908 42,392 33,030 30,514
Cost of revenues:
License 4,054 3,965 3,783 5,864 6,007 5,221 4,518 3,732
Services and other 2,632 2,721 3,585 3,697 3,804 3,348 2,898 2,442
Maintenance 1,780 3,031 4,134 4,858 4,943 5,000 3,609 3,666
Write down of capitalized computer - 703 - - 1,196 - 1,196 -
software development costs
Total cost of revenues 8,466 10,420 11,502 14,419 15,950 13,569 12,221 9,840
Gross margin 14,360 14,456 25,801 29,344 28,958 28,823 20,809 20,674
Operating expenses:
Research and development 2,116 3,170 4,747 5,378 5,341 5,227 3,909 3,795
Sales and marketing 7,239 8,046 10,123 9,778 10,337 10,218 7,279 7,160
General and administrative 3,157 3,715 4,675 5,310 4,625 4,633 3,484 3,492
Provision (recovery) for doubtful accounts 45 197 (53) 7 - - - -
Amortization of acquisition-related intangibles - 204 350 350 350 349 263 262
Total operating expenses 12,557 15,332 19,842 20,823 20,653 20,427 14,935 14,709
Operating income (loss) (EBIT) 1,803 (876) 5,959 8,521 8,305 8,396 5,874 5,965
Investment impairment (382) (100) (281) - - - - -
Interest income - - 843 1,228 1,535 1,535 - -
Other income (expense), net 285 397 (95) 375 115 (1,195) 1,451 141
Earnings (loss) before income taxes 1,706 (579) 6,426 10,124 9,955 8,736 7,325 6,106
(Provision) benefit for income taxes - (27) 1,587 (4,130) (3,923) (3,056) (2,971) (2,104)
Net earnings (loss) $1,706 ($606) $8,013 $5,994 $6,032 $5,680 $4,354 $4,002
Diluted net earnings (loss) per common share $0.13 ($0.05) $0.60 $0.45 $0.45 $0.43 $0.33 $0.31
EBITDA $2,250 ($412) $6,621 $9,211 $8,954 $8,903 $6,369 $6,318
Depreciation and amortization $4,280 $3,064 $2,556 $3,295 $3,090 $2,819 $2,381 $2,110
Less: Capitalized development amortization (3,833) (2,600) (1,894) (2,605) (2,441) (2,312) (1,886) (1,757)
Depreciation expense (excl. capitalized development amortization) $447 $464 $662 $690 $649 $507 $495 $353
Capital expenditures $86 $415 $196 $269 $197 $69 $189 $61
Additions to capitalized development costs $3,292 $2,750 $2,423 $2,264 $2,155 $2,312 $1,635 $1,504

Logility Financial Information
Adjustments to Historical Annual Income Statements
($ in thousands, except per share data)
Write down of capitalized computer software development costs
Tax Effected Adjustment to Net Income
Adjustments to Operating Expenses
Stock-based compensation
Tax Effected Adjustment to Net Income
Amortization of acquisition-related intangibles
Tax Effected Adjustment to Net Income
Total Adjustments to EBITDA and EBIT
Adjusted EBITDA
Adjusted EBIT
Adjustments to Other Income
Write-down of minority investment
Tax Effected Adjustment to Net Income
Tax Valuation Adjustment
Income Tax Benefit
Total Tax Effected Adjustments to Net Income
Adjusted net earnings (loss)
Adjusted diluted net earnings (loss) per common share
Latest Twelve
Month Period
Fiscal Year Ended April 30, Ended Nine Months Ended
2004 2005 2006 2007 2008 1/31/2009 1/31/2008 1/31/2009
- 703 - - $1,196 $0 $1,196 -
- 703 - - $725 $0 $711 -
- - - $377 $378 $433 $277 $332
- - - $223 $229 $282 $165 $218
$0 $204 $350 $350 $350 $349 $263 $262
$0 $204 $350 $207 $212 $227 $156 $172
$0 $907 $350 $727 $1,924 $782 $1,736 $594
$2,250 $495 $6,971 $9,938 $10,878 $9,685 $8,105 $6,912
$1,803 $31 $6,309 $9,248 $10,229 $9,178 $7,610 $6,559
$382 $100 $281 - - - - -
$382 $100 $281 - - - - -
- - - - $283 - $283 -
- - ($1,589) - - - - -
$382 $1,007 ($958) $430 $1,449 $509 $1,315 $389
$2,088 $401 $7,055 $6,424 $7,481 $6,189 $5,669 $4,391
$0.16 $0.03 $0.52 $0.49 $0.56 $0.47 $0.42 $0.34
Adjustments to Cost of Revenues
Consistent with Logility’s earnings press releases, VRA made the following adjustments for stock-based compensation and non-recurring /
one-time items to the Company’s operating results.

Logility Financial Information
Quarterly Income Statements
($ in thousands, except per share data)
Quarter Ended
4/30/2007 7/31/2007 10/31/2007 1/31/2008 4/30/2008 7/31/2008 10/31/2008 1/31/2009
Revenues:
License $5,698 $4,677 $3,399 $2,333 $4,145 $2,009 $3,272 $3,671
Services and other 1,940 2,013 2,039 1,933 1,822 1,569 1,387 1,271
Maintenance 5,102 5,275 5,696 5,665 5,911 5,810 5,824 5,701
Total revenues 12,740 11,965 11,134 9,931 11,878 9,388 10,483 10,643
Cost of revenues:
License 1,672 1,634 1,520 1,364 1,489 1,252 1,486 994
Services and other 1,126 1,022 1,023 853 906 902 790 750
Maintenance 1,183 1,080 1,267 1,261 1,334 1,191 1,264 1,211
Write down of capitalized computer - - - 1,196 - - - -
software development costs
Total cost of revenues 3,981 3,736 3,810 4,674 3,729 3,345 3,540 2,955
Gross margin 8,759 8,229 7,324 5,257 8,149 6,043 6,943 7,688
Operating expenses:
Research and development 1,665 1,352 1,318 1,239 1,432 1,265 1,287 1,243
Sales and marketing 2,468 2,452 2,426 2,402 3,057 2,475 2,248 2,437
General and administrative 1,496 1,337 1,293 854 1,141 1,229 1,129 1,134
Provision (recovery) for doubtful accounts - - - - - - - -
Amortization of acquisition-related intangibles 87 88 87 87 88 88 87 87
Total operating expenses 5,716 5,229 5,124 4,582 5,718 5,057 4,751 4,901
Operating income (loss) (EBIT) 3,043 3,000 2,200 675 2,431 986 2,192 2,787
Investment impairment - - - - - - - -
Interest income - - - 538 - - - -
Other income (expense), net 377 409 504 - 199 156 29 (44)
Earnings (loss) before income taxes 3,420 3,409 2,704 1,213 2,630 1,142 2,221 2,743
(Provision) benefit for income taxes (1,532) (1,562) (1,031) (378) (953) (448) (669) (987)
Net earnings (loss) $1,888 $1,847 $1,673 $835 $1,677 $694 $1,552 $1,756
Diluted net earnings (loss) per common share $0.14 $0.14 $0.13 $0.06 $0.13 $0.05 $0.12 $0.14
EBITDA $3,217 $3,175 $2,369 $826 $2,585 $1,124 $2,322 $2,893
Depreciation and amortization $821 $813 $807 $761 $709 $693 $715 $702
Less: Capitalized development amortization (647) (638) (638) (610) (555) (555) (585) (596)
Depreciation expense (excl. capitalized development amortization) $174 $175 $169 $151 $154 $138 $130 $106
Capital expenditures $42 $46 $79 $64 $8 $20 $24 $28
Additions to capitalized development costs $586 $525 $630 $480 $520 $507 $516 $482

Logility Financial Information
Adjustments to Historical Quarterly Income Statements
Consistent with Logility’s earnings press releases, VRA made the following adjustments for stock-based compensation and non-recurring /
one-time items to the Company’s operating results.
($ in thousands, except per share data)
Quarter Ended
4/30/2007 7/31/2007 10/31/2007 1/31/2008 4/30/2008 7/31/2008 10/31/2008 1/31/2009
Adjustments to Cost of Revenues
Write down of capitalized computer software development costs - - - 1,196 - - - -
Tax Effected Adjustment to Net Income - - - 823 - - - -
Adjustments to Operating Expenses
Stock-based compensation 89 88 89 100 101 114 108 110
Tax Effected Adjustment to Net Income 89 88 89 69 64 $70 $75 $69
Amortization of acquisition-related intangibles 87 88 87 87 $88 $88 $87 $87
Tax Effected Adjustment to Net Income $87 $88 $87 $60 $56 $53 $61 $56
Total Adjustments to EBITDA and EBIT $176 $176 $176 $1,383 $189 $202 $195 $197
Adjusted EBITDA $3,393 $3,351 $2,545 $2,209 $2,774 $1,326 $2,517 $3,090
Adjusted EBIT $3,219 $3,176 $2,376 $2,058 $2,620 $1,188 $2,387 $2,984
Adjustments to Other Income
Write-down of minority investment - - - - - - - -
Tax Effected Adjustment to Net Income - - - - - - - -
Tax Valuation Adjustment - 283 - - - - - -
Income Tax Benefit - - - - - - - -
Total Tax Effected Adjustments to Net Income $176 $459 $176 $952 $120 $123 $136 $125
Adjusted net earnings (loss) $2,064 $2,306 $1,849 $1,787 $1,797 $817 $1,688 $1,881
Adjusted diluted net earnings (loss) per common share $0.16 $0.17 $0.14 $0.13 $0.14 $0.06 $0.13 $0.15

Logility Financial Information
Forecasted Income Statements
($ in thousands, except per share data)
Fiscal Fiscal Calendar
Quarter Ended Year Ending Quarter Ended Year Ending
Year Ending
(1)
7/31/2008 10/31/2008 1/31/2009 4/30/2009 4/30/2009 7/31/2009 10/31/2009 1/31/2010 4/30/2010 4/30/2010 12/31/2009
Revenues:
Actual Actual Actual Estimate Estimate Estimate Estimate Estimate Estimate Estimate Estimate
License $2,009 $3,272 $3,671 $3,500 $12,452 $2,250 $2,680 $3,500 $4,000 $12,430 $11,930
Services and other 1,569 1,387 1,271 1,400 5,627 1,400 1,520 1,300 1,280 5,500 5,620
Maintenance 5,810 5,824 5,701 5,752 23,087 5,795 5,780 5,785 5,827 23,187 23,112
Total revenues 9,388 10,483 10,643 10,652 41,166 9,445 9,980 10,585 11,107 41,117 40,662
Cost of revenues:
License 1,252 1,486 994 943 4,675 1,005 1,147 1,211 1,211 4,574 4,306
Services and other 902 790 750 793 3,235 904 777 773 793 3,247 3,247
Maintenance 1,191 1,264 1,211 1,218 4,884 1,200 1,243 1,220 1,243 4,906 4,881
Write down of capitalized computer - - - - - - - - - - -
software development costs
Total cost of revenues 3,345 3,540 2,955 2,954 12,794 3,109 3,167 3,204 3,247 12,727 12,434
Gross margin 6,043 6,943 7,688 7,698 28,372 6,336 6,813 7,381 7,860 28,390 28,228
Operating expenses:
Research and development 1,265 1,287 1,243 1,163 4,958 1,074 1,170 1,320 1,462 5,026 4,727
Sales and marketing 2,475 2,248 2,437 2,646 9,806 2,395 2,559 2,726 2,889 10,569 10,326
General and administrative 1,229 1,129 1,134 1,194 4,686 1,255 1,138 1,177 1,184 4,754 4,764
Provision (recovery) for doubtful accounts - - - 25 25 25 25 25 25 100 100
Amortization of acquisition-related intangibles 88 87 87 87 349 88 88 87 87 350 350
Total operating expenses 5,057 4,751 4,901 5,115 19,824 4,837 4,980 5,335 5,647 20,799 20,267
Operating income (loss) (EBIT) 986 2,192 2,787 2,583 8,548 1,499 1,833 2,046 2,213 7,591 7,961
Investment impairment - - - - - - - - - - -
Interest income - - - 345 345 300 300 300 300 1,200 1,245
Other income (expense), net 156 29 (44) (220) (79) (70) (70) (70) (70) (280) (430)
Earnings (loss) before income taxes 1,142 2,221 2,743 2,708 8,814 1,729 2,063 2,276 2,443 8,511 8,776
(Provision) benefit for income taxes (448) (669) (987) (1,002) (3,106) (609) (727) (802) (860) (2,998) (3,140)
Net earnings (loss) $694 $1,552 $1,756 $1,706 $5,708 $1,120 $1,336 $1,474 $1,583 $5,513 $5,636
Diluted net earnings (loss) per common share $0.05 $0.12 $0.14 $0.13 $0.44 $0.09 $0.10 $0.11 $0.12 $0.42 $0.43
EBITDA $1,124 $2,322 $2,893 $2,734 $9,073 $1,650 $1,984 $2,241 $2,497 $8,372 $8,609
Depreciation and amortization $693 $715 $702 $285 $2,395 $535 $660 $660 $660 $2,515 $2,140
Less: Capitalized development amortization (555) (585) (596) (134) ($1,870) (384) (509) (465) (376) (1,734) (1,492)
Depreciation expense (excl. capitalized development amortization) $138 $130 $106 $151 $525 $151 $151 $195 $284 $781 $648
Capital expenditures $20 $24 $28 $20 $92 $20 $20 $20 $20 $80 $80
Additions to capitalized development costs $507 $516 $482 $400 $1,905 $400 $400 $350 $300 $1,450 $1,550
Note: Forward looking financial information provided by Logility management on April 3, 2009.
(1) Represents the sum of estimated quarters ending 4/30/2009, 7/31/2009, 10/31/2009, and 1/31/2010.

Logility Financial Information
Adjustments to Forecasted Income Statements
($ in thousands, except per share data)
Fiscal Fiscal Calendar
Quarter Ended Year Ending Quarter Ended Year Ending Year Ending
(1)
7/31/2008 10/31/2008 1/31/2009 4/30/2009 4/30/2009 7/31/2009 10/31/2009 1/31/2010 4/30/2010 4/30/2010 12/31/2009
Actual Actual Actual Estimate Estimate Estimate Estimate Estimate Estimate Estimate Estimate
EBITDA $1,124 $2,322 $2,893 $2,734 $9,073 $1,650 $1,984 $2,241 $2,497 $8,372 $8,609
Plus: Stock-based compensation 114 108 110 110 442 113 115 115 115 458 453
Adjusted EBITDA $1,238 $2,430 $3,003 $2,844 $9,515 $1,763 $2,099 $2,356 $2,612 $8,830 $9,062
EBIT $986 $2,192 $2,787 $2,583 $8,548 $1,499 $1,833 $2,046 $2,213 $7,591 $7,961
Plus: Stock-based compensation 114 108 110 110 442 113 115 115 115 458 453
Adjusted EBIT $1,100 $2,300 $2,897 $2,693 $8,990 $1,612 $1,948 $2,161 $2,328 $8,049 $8,414
Net earnings $694 $1,552 $1,756 $1,706 $5,708 $1,120 $1,336 $1,474 $1,583 $5,513 $5,636
Plus: Stock based compensation tax-affected 69 75 70 69 284 73 74 74 75 297 291
Adjusted net earnings $763 $1,627 $1,826 $1,775 $5,992 $1,193 $1,410 $1,548 $1,658 $5,810 $5,927
Adjusted diluted net earnings per share $0.06 $0.12 $0.14 $0.14 $0.46 $0.09 $0.11 $0.12 $0.13 $0.44 $0.45
Note: Forward looking financial information provided by Logility management on April 3, 2009.
(1) Represents the sum of estimated quarters ending 4/30/2009, 7/31/2009, 10/31/2009, and 1/31/2010.

Logility Financial Information
Annual Income Statement Analysis
(1) Provided by management on April 3, 2009.
(2) Preliminary financials provided by management on May 12, 2009.  Subject to change as KPMG is reviewing.
(3) Excludes stock-based compensation expense and transaction-related expenses incurred in connection with the Proposed Transaction.
Quarter Ended Fiscal Year Ended Calendar Year Ending
4/30/2009 4/30/2009 Variance 4/30/2009 4/30/2009 Variance 12/31/2009 12/31/2009 Variance
Revenues:
Estimate (1) Estimate (2) Estimate (1) Estimate (2) Estimate (1) Estimate (2)
License $3,500 $3,912 $412 $12,452 $12,864 $412 $11,930 $12,342 $412
Services and other 1,400 1,591 191 5,627 5,818 191 5,620 5,811 191
Maintenance 5,752 5,652 (100) 23,087 22,987 (100) 23,112 23,012 (100)
Total revenues 10,652 11,155 503 41,166 41,669 503 40,662 41,165 503
Cost of revenues:
License 943 997 54 4,675 4,729 54 4,306 4,360 54
Services and other 793 782 (11) 3,235 3,224 (11) 3,247 3,236 (11)
Maintenance 1,218 1,280 62 4,884 4,946 62 4,881 4,943 62
Write down of capitalized computer - - - - - - - - -
software development costs
Total cost of revenues 2,954 3,059 105 12,794 12,899 105 12,434 12,539 105
Gross margin 7,698 8,096 398 28,372 28,770 398 28,228 28,626 398
Operating expenses:
Research and development 1,163 1,248 85 4,958 5,043 85 4,727 4,812 85
Sales and marketing 2,646 2,503 (143) 9,806 9,663 (143) 10,326 10,183 (143)
General and administrative 1,194 1,429 235 4,686 4,921 235 4,764 4,999 235
Provision (recovery) for doubtful accounts 25 (14) (39) 25 (14) (39) 100 61 (39)
Amortization of acquisition-related intangibles 87 87 0 349 349 0 350 350 0
Total operating expenses 5,115 5,253 138 19,824 19,962 138 20,267 20,405 138
Operating income (loss) (EBIT) 2,583 2,843 260 8,548 8,808 260 7,961 8,221 260
Investment impairment - - - - - - - - -
Interest income 345 339 (6) 345 339 (6) 1,245 1,239 (6)
Other income (expense), net (220) (143) 77 (79) (2) 77 (430) (353) 77
Earnings (loss) before income taxes 2,708 3,039 331 8,814 9,145 331 8,776 9,107 331
(Provision) benefit for income taxes (1,002) (1,124) (122) (3,106) (3,228) (122) (3,140) (3,262) (122)
Net earnings (loss) $1,706 $1,915 $209 $5,708 $5,917 $209 $5,636 $5,845 $209
Diluted net earnings (loss) per common share $0.13 $0.15 $0.02 $0.44 $0.45 $0.02 $0.43 $0.45 $0.02
EBITDA $2,734 $2,999 $265 $9,073 $9,338 $265 $8,609 $8,874 $265
Depreciation and amortization $285 $285 $0 $2,395 $2,395 $0 $2,140 $2,140 $0
Less: Capitalized development amortization (134) (129) $5 (1,870) (1,865) 5 (1,492) (1,487) 5
Depreciation expense (excl. capitalized development amortization) $151 $156 $5 $525 $530 $5 $648 $653 $5
Capital expenditures $20 $20 $0 $92 $92 $0 $80 $80 $0
Additions to capitalized development costs $400 $546 $146 $1,905 $2,051 $146 $1,550 $1,696 $146
Adjusted EBITDA
(3)
$2,844 $3,268 $424 $9,515 $9,939 $424 $9,062 $9,486 $424
Adjusted EBIT
(3)
$2,693 $3,112 $419 $8,990 $9,409 $419 $8,414 $8,833 $419
Adjusted Net Earnings
(3)
$1,775 $2,084 $309 $5,992 $6,301 $309 $5,927 $6,236 $309
Adjusted Net Earnings Per Share
(3)
$0.14 $0.16 $0.02 $0.46 $0.48 $0.02 $0.45 $0.48 $0.02

Logility Financial Information
Annual Income Statement Analysis
Latest Twelve
Month Period
Fiscal Year Ended April 30, Ended Nine Months Ended Fiscal Year Ending April 30
2004 2005 2006 2007 2008 1/31/2009 1/31/2008 1/31/2009 2009 2010
Year-Over-Year Revenue Growth:
Actual Actual Actual Actual Actual Actual Actual Actual Estimate Estimate
License
(16.8)% 0.9% 106.8% 16.9% (10.4)% (18.7)% (1.3)% (14.0)% (14.4)% (0.2)%
Services and other
(13.0)% 0.5% 11.4% 17.8% 14.3% (24.8)% 25.3% (29.4)% (27.9)% (2.3)%
Maintenance
1.0% 17.9% 36.0% 17.4% 9.0% 6.9% 6.7% 4.2% 2.4% 0.4%
Total revenues
(8.1)% 9.0% 50.0% 17.3% 2.6% (7.6)% 6.9% (7.6)% (8.3)% (0.1)%
Gross Margin by Service Line:
License
39.1% 41.0% 72.8% 63.9% 58.7% 60.1% 56.6% 58.3% 62.5% 63.2%
Services and other
49.2% 47.7% 38.1% 45.9% 51.3% 44.7% 51.6% 42.2% 42.5% 41.0%
Maintenance
83.8% 76.6% 76.5% 76.5% 78.1% 78.5% 78.3% 78.9% 78.8% 78.8%
Total gross margin (excl. write-down)
62.9% 60.9% 69.2% 67.1% 67.1% 68.0% 66.6% 67.8% 68.9% 69.0%
Operating Expenses as a Percentage of Total Revenue:
Research and development
9.3% 12.7% 12.7% 12.3% 11.9% 12.3% 11.8% 12.4% 12.0% 12.2%
Sales and marketing
31.7% 32.3% 27.1% 22.3% 23.0% 24.1% 22.0% 23.5% 23.8% 25.7%
General and administrative
13.8% 14.9% 12.5% 12.1% 10.3% 10.9% 10.5% 11.4% 11.4% 11.6%
Provision (recovery) for doubtful accounts
0.2% 0.8% (0.1)% 0.0% 0.0% 0.0% 0.0% 0.0% 0.1% 0.2%
Amortization of acquisition-related intangibles
0.0% 0.8% 0.9% 0.8% 0.8% 0.8% 0.8% 0.9% 0.8% 0.9%
Total operating expenses
55.0% 61.6% 53.2% 47.6% 46.0% 48.2% 45.2% 48.2% 48.2% 50.6%
EBITDA as a Percentage of Total Revenue
9.9% (1.7)% 17.7% 21.0% 19.9% 21.0% 19.3% 20.7% 22.0% 20.4%
Adjusted EBITDA as a Percentage of Total Revenue
9.9% 2.0% 18.7% 22.7% 24.2% 22.8% 24.5% 22.7% 23.1% 21.5%
EBIT as a Percentage of Total Revenue
7.9% (3.5)% 16.0% 19.5% 18.5% 19.8% 17.8% 19.5% 20.8% 18.5%
Adjusted EBIT as a Percentage of Total Revenue
7.9% 0.1% 16.9% 21.1% 22.8% 21.7% 23.0% 21.5% 21.8% 19.6%
Net Earnings as a Percentage of Total Revenue
7.5% (2.4)% 21.5% 13.7% 13.4% 13.4% 13.2% 13.1% 13.9% 13.4%
Adjusted Net Earnings as a Percentage of Total Revenue
9.1% 1.6% 18.9% 14.7% 16.7% 14.6% 17.2% 14.4% 14.6% 14.1%
Note: Forward looking financial information provided by Logility management on April 3, 2009.

Logility Financial Information
Quarterly Income Statement Analysis
Quarter Ended or Ending
4/30/2008 7/31/2008 10/31/2008 1/31/2009 4/30/2009 7/31/2009 10/31/2009 1/31/2010 4/30/2010
Year-Over-Year Revenue Growth: Actual Actual Actual Actual Estimate Estimate Estimate Estimate Estimate
License (27.3)% (57.0)% (3.7)% 57.4% (15.6)% 12.0% (18.1)% (4.7)% 14.3%
Services and other (6.1)% (22.1)% (32.0)% (34.2)% (23.2)% (10.8)% 9.6% 2.3% (8.6)%
Maintenance 15.9% 10.1% 2.2% 0.6% (2.7)% (0.3)% (0.8)% 1.5% 1.3%
Total revenues (6.8)% (21.5)% (5.8)% 7.2% (10.3)% 0.6% (4.8)% (0.5)% 4.3%
Gross Margin by Service Line:
License 64.1% 37.7% 54.6% 72.9% 73.1% 55.3% 57.2% 65.4% 69.7%
Services and other 50.3% 42.5% 43.0% 41.0% 43.4% 35.4% 48.9% 40.5% 38.0%
Maintenance 77.4% 79.5% 78.3% 78.8% 78.8% 79.3% 78.5% 78.9% 78.7%
Total gross margin (excl. write-down) 68.6% 64.4% 66.2% 72.2% 72.3% 67.1% 68.3% 69.7% 70.8%
Operating Expenses as a Percentage of Total Revenue:
Research and development 12.1% 13.5% 12.3% 11.7% 10.9% 11.4% 11.7% 12.5% 13.2%
Sales and marketing 25.7% 26.4% 21.4% 22.9% 24.8% 25.4% 25.6% 25.8% 26.0%
General and administrative 9.6% 13.1% 10.8% 10.7% 11.2% 13.3% 11.4% 11.1% 10.7%
Provision (recovery) for doubtful accounts 0.0% 0.0% 0.0% 0.0% 0.2% 0.3% 0.3% 0.2% 0.2%
Amortization of acquisition-related intangibles 0.7% 0.9% 0.8% 0.8% 0.8% 0.9% 0.9% 0.8% 0.8%
Total operating expenses 48.1% 53.9% 45.3% 46.0% 48.0% 51.2% 49.9% 50.4% 50.8%
EBITDA as a Percentage of Total Revenue 21.8% 12.0% 22.2% 27.2% 25.7% 17.5% 19.9% 21.2% 22.5%
Adjusted EBITDA as a Percentage of Total Revenue 23.4% 14.1% 24.0% 29.0% 26.7% 18.7% 21.0% 22.3% 23.5%
EBIT as a Percentage of Total Revenue 20.5% 10.5% 20.9% 26.2% 24.2% 15.9% 18.4% 19.3% 19.9%
Adjusted EBIT as a Percentage of Total Revenue 22.1% 12.7% 22.8% 28.0% 25.3% 17.1% 19.5% 20.4% 21.0%
Net Earnings as a Percentage of Total Revenue 14.1% 7.4% 14.8% 16.5% 16.0% 11.9% 13.4% 13.9% 14.3%
Adjusted Net Earnings as a Percentage of Total Revenue 15.1% 8.7% 16.1% 17.7% 16.7% 12.6% 14.1% 14.6% 14.9%
Note: Forward looking financial information provided by Logility management on April 3, 2009.

Logility Financial Information
Historical Balance Sheets
($ in thousands)
(1)Estimated as of May 12, 2009.
As of April 30, As of
2004 2005 2006 2007 2008 1/31/2009 4/30/2009
(1)
Current Assets
Cash and cash equivalents $10,467 $7,824 $6,128 $16,144 $38,719 $28,752 $31,483
Investments, current 20,364 16,899 20,332 16,172 4,013 6,626 5,842
Trade accounts receivable, billed 3,166 4,228 5,308 7,764 6,897 6,218 5,811
Trade accounts receivable, unbilled 813 1,252 1,777 1,412 1,424 427 1,479
Deferred income taxes - - 2,922 1,361 74 74 74
Due from American Software, Inc. - - - 1,167 - - -
Prepaid expenses and other current assets 466 1,663 1,673 1,995 2,256 2,450 2,323
Total Current Assets 35,276 31,866 38,140 46,015 53,383 44,547 47,011
Investments, noncurrent - 996 499 - - 11,931 12,254
Furniture, equipment and purchased software, net 230 472 457 436 401 298 259
Capitalized software development costs 6,406 5,854 6,382 6,042 4,560 4,399 4,816
Goodwill - 6,103 5,809 5,809 5,809 5,809 5,809
Other intangibles, net - 2,138 1,688 1,288 871 590 496
Other assets 456 380 99 67 48 41 41
Total other assets 7,092 15,943 14,934 13,642 11,689 23,068 23,676
Total Assets $42,368 $47,809 $53,074 $59,657 $65,072 $67,615 $70,687
Liabilities and Shareholders' Equity
Current Liabilities
Accounts payable $131 $352 $346 $275 $543 $371 $306
Accrued compensation and related costs 1,106 972 2,792 2,110 1,282 1,286 2,134
Accrued reseller commissions - - - 1,459 1,013 858 1,127
Other current liabilities 530 2,283 1,751 2,111 965 729 -
Deferred revenue 5,869 9,696 10,534 11,350 12,622 11,581 12,769
Due to American Software, Inc. 2,458 3,560 2,087 - 638 650 (928)
Total Current Liabilities 10,094 16,863 17,510 17,305 17,063 15,475 15,407
Deferred income taxes, long term - - 1,674 1,940 1,620 1,577 1,577
Total Liabilities 10,094 16,863 19,184 19,245 18,683 17,052 16,984
Shareholders' Equity
Preferred stock - - - - - - -
Common stock - - - - - - -
Additional paid-in capital 44,927 44,974 41,539 42,179 43,249 43,898 44,014
Retained earnings (7,382) (7,988) 25 6,019 12,051 16,054 19,077
Treasury stock (5,271) (6,040) (7,674) (7,786) (8,911) (9,389) (9,389)
Total Shareholders' Equity 32,274 30,946 33,890 40,412 46,389 50,563 53,703
Total Liabilities and Shareholders' Equity $42,368 $47,809 $53,074 $59,657 $65,072 $67,615 $70,687
Assets

Logility Financial Information
Historical Balance Sheet Analysis
(1)Excludes cash.
($ in thousands)
Fiscal Year Ended April 30, As of
2004 2005 2006 2007 2008 1/31/2009 4/30/2009
Liquidity
Net Working Capital
(1)
($3,191) ($6,160) ($3,743) ($4,773) ($5,774) ($5,656) ($6,648)
Current Ratio 0.6 x 0.5 x 0.8 x 0.7 x 0.6 x 0.6 x 0.6 x
Working Capital Management
A/R Turnover 7.2 x 5.9 x 7.0 x 5.6 x 6.5 x 6.8 x 7.2 x
Average Days Receivable 50.6 62.0 51.9 64.8 56.1 53.5 50.9
Average Days Payable 5.6 12.3 11.0 7.0 12.4 10.0 8.7
Cash and Cash Equivalents $10,467 $7,824 $6,128 $16,144 $38,719 $28,752 $31,483
Investments, Current 20,364 16,899 20,332 16,172 4,013 6,626 5,842
Investments, Noncurrent - 996 499 - - 11,931 12,254
Total Cash and Investments $30,831 $25,719 $26,959 $32,316 $42,732 $47,309 $49,579

Logility Financial Information
Cash and Cash Equivalents
($ in thousands)
(1)Logility, Inc. acquired Demand Management, Inc. on September 30, 2004 for $9.5 million in cash.
Fiscal Year Ended April 30,
2005 2006 2007
Q2
(1)
Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
Cash and Cash Equivalents $633 $5,795 $7,824 $5,472 $5,698 $6,286 $6,128 $5,795 $7,531 $11,612 $16,144
Investments, Current 19,863 16,838 16,899 17,931 17,618 19,916 20,332 22,716 22,268 20,275 16,172
Investments, Noncurrent 500 500 996 996 1,732 499 499 -                -                -                -
Total Cash and Investments $20,996 $23,133 $25,719 $24,399 $25,048 $26,701 $26,959 $28,511 $29,799 $31,887 $32,316
Quarterly Increase (Decrease) -                2,137 2,586 (1,320) 649 1,653 258 1,552 1,288 2,088 429
Cumulative Increase (Decrease) -                2,137 4,723 3,403 4,052 5,705 5,963 7,515 8,803 10,891 11,320
Fiscal Year Ended April 30,
2008 2009
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
Cash and Cash Equivalents $29,252 $39,672 $41,372 $38,719 $26,133 $25,418 $28,752 $31,483
Investments, Current 6,968 0 0 4,013 18,296 12,421 6,626 5,842
Investments, Noncurrent -                -                -                -                -                7,404 11,931 12,254
Total Cash and Investments $36,220 $39,672 $41,372 $42,732 $44,429 $45,243 $47,309 $49,579
Quarterly Increase (Decrease) 3,904 3,452 1,700 1,360 1,697 814 2,066 2,270
Cumulative Increase (Decrease) 15,224 18,676 20,376 21,736 23,433 24,247 26,313 28,583

Logility Stock Performance and Trading Information
Stock Price Performance and Trading Volume
Price Volume Over the Twelve Months Preceding the Announcement Date
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
90,000
$3.00
$4.00
$5.00
$6.00
$7.00
$8.00
$9.00
$10.00
Logility Trading Volume Logility Share Price
6/18/2008: Fiscal 2008
results announced
9/4/2008: Q1
results
announced
12/4/2008: Q2
results
announced
3/6/2009: Q3
results
announced
3/18/2009: American
Software offers to acquire
11.2% of Logility at $5.10
per share
3/18/2008:
High - $9.00
12/23/08:
Low - $4.00

Logility Stock Performance and Trading Information
Stock Price Performance and Trading Volume
Price Volume Over the Three Years Preceding the Announcement Date
10/18/2007:
High - $14.85
12/23/2008:
Low - $4.00
0
100
200
300
400
500
$0.00
$2.00
$4.00
$6.00
$8.00
$10.00
$12.00
$14.00
$16.00
Logility Trading Volume Logility Share Price

Logility Stock Performance and Trading Information
Stock Price Performance and Trading Volume
Price Volume from IPO to the Announcement Date
0
1,000,000
2,000,000
3,000,000
4,000,000
5,000,000
6,000,000
$0.00
$5.00
$10.00
$15.00
$20.00
$25.00
Logility Trading Volume Logility Share Price
12/30/1999:
High - $21.00
12/29/2000:
Low - $1.56

Logility Stock Performance and Trading Information
Stock Price Performance and Trading Volume
Price Volume from the Announcement Date to Current
As of 5/12/2009.
Trading Information
0
5,000
10,000
15,000
20,000
25,000
30,000
$4.50
$4.75
$5.00
$5.25
$5.50
$5.75
3/18 3/22 3/26 3/30 4/3 4/7 4/11 4/15 4/19 4/23 4/27 5/1 5/5 5/9
Logility Trading Volume Logility Share Price
3/18/2009:
Low - $5.00
4/6/2009:
High - $5.48
Trading
Date High Low Close Volume
5/12/2009 $5.30 $5.04 $5.11 3,200
5/11/2009 5.11 5.04 5.11 330
5/8/2009 5.10 5.10 5.10 370
5/7/2009 5.16 5.16 5.16 1,000
5/6/2009 5.11 5.11 5.11 2,040
5/5/2009 5.11 5.11 5.11 140
5/4/2009 5.25 5.02 5.14 5,500
5/1/2009 5.14 5.09 5.11 5,780
4/30/2009 5.31 5.10 5.21 1,820
4/29/2009 5.35 5.09 5.15 5,580
4/28/2009 5.09 5.01 5.09 2,660
4/27/2009 5.09 5.00 5.09 300
4/24/2009 5.20 5.06 5.07 1,320
4/23/2009 - - - -
4/22/2009 5.20 5.19 5.20 1,080
4/21/2009 5.13 4.77 5.06 2,340
4/20/2009 5.25 5.12 5.12 3,140
4/17/2009 5.37 5.12 5.22 700
4/16/2009 - - - -
4/15/2009 5.16 5.11 5.13 2,450
4/14/2009 5.19 5.16 5.19 210
4/13/2009 5.25 5.10 5.15 4,070
4/9/2009 5.25 5.24 5.25 1,650
4/8/2009 5.38 5.11 5.38 2,850
4/7/2009 5.40 5.14 5.40 200
4/6/2009 5.48 5.14 5.48 2,190
4/3/2009 5.48 5.10 5.21 8,400
4/2/2009 5.22 5.00 5.11 5,340
4/1/2009 5.08 4.99 5.08 2,040
3/31/2009 5.22 5.03 5.22 1,620
3/30/2009 5.08 4.98 5.08 710
3/27/2009 5.11 5.08 5.11 1,400
3/26/2009 5.12 5.06 5.12 2,300
3/25/2009 5.22 5.05 5.22 2,670
3/24/2009 5.08 5.03 5.08 1,450
3/23/2009 5.26 5.07
5.07 3,460
3/20/2009 5.57 5.24 5.30 2,100
3/19/2009 5.71 4.90 5.09 25,870
3/18/2009 5.00 4.13 5.00 14,900

Logility Stock Performance and Trading Information
American Software Stock Price Performance and Trading Volume
Price Volume from the Announcement Date to Current
As of 5/12/2009.
Trading Information
0
100,000
200,000
300,000
400,000
500,000
600,000
$3.50
$4.00
$4.50
$5.00
$5.50
$6.00
$6.50
3/18 3/22 3/26 3/30 4/3 4/7 4/11 4/15 4/19 4/23 4/27 5/1 5/5 5/9
American  Software  Trading  Volume American  Software  Share  Price
3/18/2009:
Low - $4.49
4/15/2009:
High - $6.09
Trading
Date High Low Close Volume
5/12/2009 $5.44 $5.00 $5.13 22,630
5/11/2009 5.37 5.23 5.24 13,100
5/8/2009 5.43 5.07 5.43 44,380
5/7/2009 5.46 5.04 5.06 47,380
5/6/2009 5.40 5.04 5.26 74,490
5/5/2009 5.35 5.04 5.05 35,280
5/4/2009 5.58 5.18 5.25 52,990
5/1/2009 5.62 5.24 5.34 26,080
4/30/2009 5.75 5.34 5.55 46,110
4/29/2009 5.70 4.87 5.57 141,370
4/28/2009 5.30 4.92 5.10 104,960
4/27/2009 5.49 5.02 5.06 72,240
4/24/2009 5.99 5.60 5.63 46,630
4/23/2009 6.07 5.66 5.68 61,880
4/22/2009 6.31 5.82 6.08 63,200
4/21/2009 6.00 5.05 5.97 88,230
4/20/2009 5.97 5.26 5.31 58,610
4/17/2009 6.33 5.54 5.72 52,350
4/16/2009 6.12 5.38 6.11 105,970
4/15/2009 6.10 5.48 6.09 74,200
4/14/2009 5.82 5.40 5.60 41,120
4/13/2009 5.81 5.42 5.81 53,610
4/9/2009 5.84 5.47 5.75 111,570
4/8/2009 5.54 5.16 5.50 58,990
4/7/2009 5.74 5.18 5.19 58,400
4/6/2009 5.87 5.55 5.75 40,530
4/3/2009 5.93 5.66 5.89 43,350
4/2/2009 6.00 5.67 5.87 114,190
4/1/2009 5.56 5.03 5.56 56,850
3/31/2009 5.49 4.50 5.27 540,260
3/30/2009 4.89 4.51 4.55 47,820
3/27/2009 5.23 4.80 4.91 44,380
3/26/2009 5.19 5.01 5.19 62,410
3/25/2009 5.08 4.72 5.02 51,530
3/24/2009 5.19 4.87 4.90 51,460
3/23/2009 5.03 4.62 5.03 105,840
3/20/2009 4.82 4.47 4.67 113,190
3/19/2009 4.67 4.30 4.63 62,540
3/18/2009 4.49 3.95 4.49 52,870

Logility Stock Performance and Trading Information
Logility Versus Major Market Indices
Last Twelve Months Preceding the Announcement Date Last Three Years Preceding the Announcement Date
0
50
100
150
200
250
Logility American Software Russell 2000 NASDAQ Enterprise Software (1)
40
60
80
100
120
140
160
Logility American Software Russell 2000 NASDAQ Enterprise Software (1)
% Change
Logility (22.24%)
American Software (21.91%)
Russell 2000 (38.76%)
NASDAQ (34.26%)
Enterprise Software (1) (24.12%)
% Change
Logility (52.61%)
American Software (34.93%)
Russell 2000 (43.99%)
NASDAQ (35.56%)
Enterprise Software (1) (8.80%)
(1)
Includes  Epicor Software Corp. (EPIC), I2 Technologies, Inc. (ITWO), JDA Software Group Inc. (JDAS), Lawson Software, Inc. (LWSN), Manhattan Associates, Inc. (MANH), Oracle
Corp. (ORCL), QAD Inc. (QADI) and SAP AG (SAP).

Logility Stock Performance and Trading Information
Logility Versus Major Market Indices
January 1, 2009 to the Announcement Date Announcement Date to Current
60
70
80
90
100
110
120
Logility American Software Russell 2000 NASDAQ Enterprise Software (1)
90
95
100
105
110
115
120
125
130
135
140
Logility American Software Russell 2000 NASDAQ Enterprise Software (1)
% Change
Logility 8.22%
American Software (10.85%)
Russell 2000 (20.21%)
NASDAQ (10.42%)
Enterprise Software (1) (13.05%)
% Change
Logility 2.28%
American Software 14.25%
Russell 2000 18.57%
NASDAQ 15.07%
Enterprise Software (1) 14.80%
(1)
Includes  Epicor Software Corp. (EPIC), I2 Technologies, Inc. (ITWO), JDA Software Group Inc. (JDAS), Lawson Software, Inc. (LWSN), Manhattan Associates, Inc. (MANH), Oracle
Corp. (ORCL), QAD Inc. (QADI) and SAP AG (SAP).
As of 5/12/2009.

$1.56 - $5.44 $5.45 - $9.33 $9.34 - $13.22 $13.23 - $17.11 $17.12 -$21.00
0
5,000,000
10,000,000
15,000,000
20,000,000
25,000,000
48
Logility Stock Performance and Trading Information
Logility Trading Distribution
January 1, 2009  to Announcement Date
5.4%
25.9%
34.4%
16.7%
17.6%
Last Three Years Preceding Announcement Date
11.3%
34.9%
24.2%
19.6%
10.1%
IPO to Announcement Date
27.7%
25.7%
27.9%
14.0%
4.7%
Last Twelve Months Preceding Announcement Date
$4.12 - $4.31 $4.32 -$4.50 $4.51 - $4.69 $4.70 - $4.88 $4.89 - $5.07
0
10,000
20,000
30,000
40,000
50,000
60,000
0
500,000
1,000,000
1,500,000
2,000,000
2,500,000
$4.00 - $6.17 $6.18 - $8.34 $8.35 - $10.51 $10.52 - $12.68 $12.69 - $14.85
15.3%
6.5%
40.8%
26.1%
11.3%
0
100,000
200,000
300,000
400,000
500,000
600,000
$4.00 - $5.00 $5.01 - $6.00 $6.01 - $7.00 $7.01 -$8.00 $8.01 - $9.00

Logility Stock Performance and Trading Information
Logility Trading Distribution
Announcement Date to Current
As of 5/12/2009.
$5.00 - $5.09 $5.10 - $5.19 $5.20 - $5.28 $5.29 - $5.38 $5.39 - $5.48
0
10,000
20,000
30,000
40,000
50,000
60,000
44.7%
34.8%
14.6%
4.0%
1.9%

Valuation Methodology
Summary Financials
($ in thousands)
Relevant Period
LTM Calendar
4/30/2009 2009E
Revenue $41,669 $41,165
Maintenance Revenue $22,987 Not used
Adjusted EBITDA $9,939 $9,486
Adjusted EBIT $9,409 Not used
Adjusted Net Income $6,301 $6,236
Book Value $53,703 Not used
Tangible Book Value $47,398 Not used
The following chart summarizes the financial information used in VRA’s valuation analysis:

Financial and Trading Data for Reference Publicly Traded Companies
Reference Public Company Analysis
Financial Data
($ in millions)
As of 5/12/2009.
Note: Financial data as of most recent company filings.
(1)Market value of equity plus net debt.
(2)Excludes non-recurring and extraordinary items.
(3)Based on offer price of $7.02.
Equity
Market Enterprise Total Latest Twelve Months
Company Name Value Value
(1)
Cash Debt Revenue EBITDA
(2)
EBITDA% EBIT
(2)
EBIT%
Selected Enterprise Software Companies
Epicor Software Corporation $328.5 $514.2 $83.2 $268.9 $484.3 $80.7 16.7% $72.3 14.9%
I2 Technologies, Inc. 238.8 81.1 157.7 0.0 249.6 40.1 16.1% 36.7 14.7%
JDA Software Group Inc. 444.5 381.5 63.0 0.0 379.8 92.2 24.3% 82.7 21.8%
Lawson Software, Inc. 908.0 835.6 317.8 245.4 804.2 106.4 13.2% 90.4 11.2%
Manhattan Associates, Inc. 384.7 295.5 89.2 0.0 309.7 45.6 14.7% 36.1 11.7%
Oracle Corp. 91,595.1 91,539.1 11,294.0 11,238.0 23,630.0 11,144.0 47.2% 10,880.0 46.0%
QAD Inc. 113.2 98.7 31.5 17.0 263.4 7.0 2.7% (3.2) NM
SAP AG 49,022.2 49,900.3 3,898.2 4,776.3 15,372.0 4,952.4 32.2% 4,209.0 27.4%
American Software, Inc. $129.7 $59.4 $70.3 $0.0 $80.7 $9.4 11.6% $7.8 9.7%
Logility Inc. (as of 1/31/09)
(3)
91.7 44.4 47.3 0.0 42.4 9.7 22.8% 9.2 21.7%
Logility Inc. (as of 4/30/09)
(3)
91.7 42.2 49.6 0.0 41.7 9.9 23.9% 9.4 22.6%

Trading Multiples for Reference Publicly Traded Companies
Reference Public Company Analysis
Trading Multiples
($ in millions, except per share data)
As of 5/12/2009.
Note: Financial data as of most recent company filings.
(1)Excludes non-cash items such as stock-based compensation, non-recurring and extraordinary items.
(2)Represents cash earnings per share as presented in each company’s earnings press release.  Calendar year forward looking consensus estimates provided by Reuters.
(3)Based on offer price of $7.02
Enterprise Value to 5 Year Est. Market  Value
% of 52 Wk. Enterprise Value to LTM:
Estimated 2009 (2)
:
LTM Maintenance
P/E Ratio
(2)
EPS Growth to Tangible
Company High Revenue
EBITDA
(1)
EBIT
(1)
Revenue EBITDA Revenue Gross Profit LTM 2009 2010 Rate Book Value
Selected Enterprise Software  Companies
59.4% 1.06 x 6.4 x 7.1 x 1.22 x 8.4 x 2.67 x 3.57 x 8.0 x 12.3 x 10.0 x 12.0% NM x
I2 Technologies, Inc. 74.4% 0.32 2.0 2.2 0.37 NA 0.95 1.08 12.6 17.0 12.3 10.0% 2.09
JDA Software Group Inc. 67.8% 1.00 4.1 4.6 1.09 5.0 2.12 2.84 10.2 11.2 10.1 NA 5.07
Lawson Software, Inc. 63.3% 1.04 7.9 9.2 1.19 7.8 2.48 3.08 15.9 15.8 NM 10.0% 35.86 *
Manhattan Associates, Inc. 60.2% 0.95 6.5 8.2 1.16 9.6 NA NA 15.2 20.5 16.8 12.5% 3.75
Oracle Corp. 77.8% 3.87 * 8.2 8.4 4.03 * 8.3 NA NA 12.8 13.0 11.7 14.1% NM
QAD Inc. 45.5% 0.37 14.1 * NM 0.45 9.1 NA NA NM 56.6 * 61.3 * NA 2.70
SAP AG 98.3% 3.25 10.1 11.9 3.34 10.7 NA NA 16.2 16.9 14.2 10.3% 27.46 *
High 98.3% 3.87 x 14.1 x 11.9 x 4.03 x 10.7 x 2.67 x 3.57 x 16.2 x 56.6 x 61.3 x 14.1% 35.86 x
Mean 68.3% 1.14 6.5 7.4 1.26 8.4 2.06 2.64 13.0 15.2 12.5 11.5% 3.40
Median 65.5% 1.02 7.2 8.2 1.17 8.4 2.30 2.96 12.8 16.3 12.3 11.1% 4.41
Low 45.5% 0.32 2.0 2.2 0.37 5.0 0.95 1.08 8.0 11.2 10.0 10.0% 2.09
Excludes Oracle and SAP
High 74.4% 1.06 x 14.1 x 9.2 x 1.22 x 9.6 x 2.67 x 3.57 x 15.9 x 56.6 x 61.3 x 12.5% 35.86 x
Mean 61.7% 0.79 5.4 6.3 0.91 8.0 2.06 2.64 12.4 15.3 12.3 11.1% 3.40
Median 61.7% 0.98 6.4 7.1 1.12 8.4 2.30 2.96 12.6 16.4 12.3 11.0% 3.75
Low 45.5% 0.32 2.0 2.2 0.37 5.0 0.95 1.08 8.0 11.2 10.0 10.0% 2.09
American Software, Inc. 76.3% 0.74 x 6.3 x 7.6 x 0.73 x 4.6 x 2.09 x 2.83 x 36.8 x 25.5 x 14.0 x 17.0% 1.88 x
Logility Inc. (as of 1/31/09)
(3)
90.3% 1.05 4.6 4.8 1.09 4.9 1.91 2.43 14.8 15.5 NA NA 2.05
Logility Inc. (as of 4/30/09)
(3)
90.3% 1.01 4.2 4.5 1.02 4.4 1.83 2.34 14.6 14.7 NA NA 1.94
Epicor Software  Corporation
Enterprise  Value  to

Reference Public Company Analysis
Multiple Analysis
As of 5/12/2009.
Note: Financial data as of most recent company filings.
(1)Market value of equity plus net debt.
(2)Excludes non-recurring and extraordinary items.
(3)Financials as of 1/31/2009.
(4)Financials as of 4/30/2009.
Multiples for Proposed Proposed
Peer Companies Acquisition at Acquisition at
Mean Median High Low $7.02 / share
(3)
$7.02 / share
(4)
Enterprise Value to Net Sales
LTM 1.14 x 1.02 x 3.87 x 0.32 x 1.05 x 1.01 x
Calendar 2009P 1.26 1.17 4.03 0.37 1.09 1.02
Enterprise Value to LTM Maintenance
Net sales 2.06 x 2.30 x 2.67 x 0.95 x 1.91 x 1.83 x
Gross Profit 2.64 2.96 3.57 1.08 2.43 2.34
Enterprise Value to EBITDA
LTM 6.5 x 7.2 x 14.1 x 2.0 x 4.6 x 4.2 x
Calendar 2009P 8.4 8.4 10.7 5.0 4.9 4.4
Enterprise Value to EBIT
LTM 7.4 x 8.2 x 11.9 x 2.2 x 4.8 x 4.5 x
Equity Value to Net Income
LTM 13.0 x 12.8 x 16.2 x 8.0 x 14.8 x 14.6 x
Calendar 2009P 15.2 16.3 56.6 11.2 15.5 14.7
Equity Value to Tangible Book Value 3.40 x 4.41 x 35.86 x 2.09 x 2.05 x 1.94 x

Reference Public Company Analysis
Multiple Analysis – Excludes SAP and Oracle
As of 5/12/2009.
Note: Financial data as of most recent company filings.
(1)Market value of equity plus net debt.
(2)Excludes non-recurring and extraordinary items.
(3)Financials as of 1/31/2009.
(4)Financials as of 4/30/2009.
Multiples for Proposed Proposed
Peer Companies Acquisition at Acquisition at
Mean Median High Low $7.02 / share
(3)
$7.02 / share
(4)
Enterprise Value to Net Sales
LTM 0.79 x 0.98 x 1.06 x 0.32 x 1.05 x 1.01 x
Calendar 2009P 0.91 1.12 1.22 0.37 1.09 1.02
Enterprise Value to LTM Maintenance
Net sales 2.06 x 2.30 x 2.67 x 0.95 x 1.91 x 1.83 x
Gross Profit 2.64 2.96 3.57 1.08 2.43 2.34
Enterprise Value to EBITDA
LTM 5.4 x 6.4 x 14.1 x 2.0 x 4.6 x 4.2 x
Calendar 2009P 8.0 8.4 9.6 5.0 4.9 4.4
Enterprise Value to EBIT
LTM 6.3 x 7.1 x 9.2 x 2.2 x 4.8 x 4.5 x
Equity Value to Net Income
LTM 12.4 x 12.6 x 15.9 x 8.0 x 14.8 x 14.6 x
Calendar 2009P 15.3 16.4 56.6 11.2 15.5 14.7
Equity Value to Tangible Book Value 3.40 x 3.75 x 35.86 x 2.09 x 2.05 x 1.94 x

Reference Public Company Analysis
Implied Valuation
($ in thousands, except per share data)
As of 5/12/2009.
*Excluded from mean NA – Not available NM – Not meaningful
(1)Financials as of 4/30/2009.
(2)Assumes 13,067,225 fully diluted shares outstanding.
Mean Implied Net Debt Implied Implied
Logility Peer Enterprise at Equity Equity Value
Valuation Metric Weighting Financials
(1)
Multiple Value 4/30/2009 Value Per Share (2)
Enterprise Value to Net Sales: 30.0%
LTM 18.0% $41,669 1.14 x $47,653 ($49,579) $97,232 $7.44
Calendar 2009P 12.0% 41,165 1.26 51,793 (49,579) 101,372 7.76
Enterprise Value to Adjusted EBITDA: 35.0%
LTM 21.0% $9,939 6.5 x $64,118 ($49,579) $113,697 $8.70
Calendar 2009P 14.0% 9,486 8.4 79,949 (49,579) 129,528 9.91
Enterprise Value to Adjusted EBIT: 10.0%
LTM 10.0% $9,409 7.4 x $69,408 ($49,579) $118,987 $9.11
Equity Value to Adjusted Net Income 20.0%
LTM 12.0% $6,301 13.0 x $32,164 ($49,579) $81,743 $6.26
Calendar 2009P 8.0% 6,236 15.2 45,329 (49,579) 94,908 7.26
Equity Value to Tangible Book Value 5.0% $44,754 3.40 x $102,751 ($49,579) $152,330 $11.66
Mean $61,646 $111,225 $8.51
Median 57,956 107,535 8.23
Weighted Mean 59,015 108,594 8.31
High 102,751 152,330 11.66
Low 32,164 81,743 6.26

Reference Public Company Analysis
Implied Valuation – Excludes SAP and Oracle
($ in thousands, except per share data)
As of 5/12/2009.
*Excluded from mean NA – Not available NM – Not meaningful
(1)Financials as of 4/30/2009.
(2)Assumes 13,067,225 fully diluted shares outstanding.
Mean Implied Net Debt Implied Implied
Logility Peer Enterprise at Equity Equity Value
Valuation Metric Weighting Financials
(1)
Multiple Value 4/30/2009 Value Per Share
(2)
Enterprise Value to Net Sales: 30.0%
LTM 18.0% $41,669 0.79 x $33,051 ($49,579) $82,630 $6.32
Calendar 2009P 12.0% 41,165 0.91 37,477 (49,579) 87,056 6.66
Enterprise Value to Adjusted EBITDA: 35.0%
LTM 21.0% $9,939 5.4 x $53,409 ($49,579) $102,988 $7.88
Calendar 2009P 14.0% 9,486 8.0 75,738 (49,579) 125,317 9.59
Enterprise Value to Adjusted EBIT: 10.0%
LTM 10.0% $9,409 6.3 x $59,029 ($49,579) $108,608 $8.31
Equity Value to Adjusted Net Income 20.0%
LTM 12.0% $6,301 12.4 x $28,395 ($49,579) $77,974 $5.97
Calendar 2009P 8.0% 6,236 15.3 45,990 (49,579) 95,569 7.31
Equity Value to Tangible Book Value 5.0% $44,754 3.40 x $102,751 ($49,579) $152,330 $11.66
Mean $54,480 $104,059 $7.96
Median 49,699 99,278 7.60
Weighted Mean 50,392 99,971 7.65
High 102,751 152,330 11.66
Low 28,395 77,974 5.97

Reference Public Company Analysis
Trading Liquidity Comparison
Price/Share Float (Millions Market Value Average Daily Trading Volume Average Daily Value Traded
As of 5/12/2009 of Shares) of Float ($mil) Last Month Last 3 Months Last 6 Months Last Month Last 3 Months Last 6 Months
Epicor Software Corporation $5.39 47.8 $257.8 312,720 505,600 467,100 $1,616,510 $1,839,370 $1,755,040
I2 Technologies, Inc. $10.86 16.2 $176.0 189,610 170,160 204,910 $1,725,740 $1,412,360 $1,523,230
JDA Software Group Inc. $14.21 29.4 $418.5 425,350 335,060 297,360 $5,604,480 $3,980,700 $3,570,530
Lawson Software, Inc. $5.56 129.1 $717.5 1,189,090 1,178,900 1,373,930 $6,422,910 $5,523,790 $6,113,740
Manhattan Associates, Inc. $16.68 22.5 $375.2 197,640 210,740 207,540 $3,161,110 $3,252,780 $3,169,200
Oracle Corp. $18.38 3,772.4 $69,336.6 37,727,580 41,446,520 40,644,550 $718,913,660 $720,764,490 $696,265,830
QAD Inc. $3.68 9.6 $35.3 44,780 39,740 80,150 $139,910 $112,060 $237,880
SAP AG $39.99 820.7 $32,823.1 17,250 14,410 17,780 $678,340 $534,370 $631,900
American Software, Inc. $5.13 22.2 $113.8 60,050 71,720 69,760 $331,670 $349,430 $312,850
Logility Inc. $5.11 1.5 $7.4 2,010 3,150 2,880 $10,290 $15,590 $13,800

Precedent Merger and Acquisition Transaction Analysis
Summary
Summary of Precedent M&A Transactions
Note: Transactions include change of control premium.
* Excluded from mean NA – Not available NM – Not meaningful
($ in millions)
Transaction Transaction
Date Enterprise Enterprise Value as a Multiple of LTM: Equity Equity Value as a Multiple of:
Effective Target Acquiror Value Revenue EBITDA EBIT Value Net Income Book Value
02/13/09 mValent, Inc. Oracle Corp. NA NA x NA x NA x NA NA x NA
02/09/09 Categoric Software Corporation CDC Software Corporation NA NA NA NA NA NA NA
08/28/08 SAT Corporation Wonderware Corporation $52.0 NA NA NA $52.0 NA NA
07/27/08 ILOG SA IBM 227.5 1.18 66.3
*
NA 301.4 NM 3.14
06/05/08 HighJump Software, LLC Battery Ventures NA NA NA NA NA NA NA
01/29/08 Business Objects SA SAP AG 6,147.0 4.28
*
25.0
*
41.2
*
5,657.7 75.3
*
3.00
09/11/07 Catalyst International, Inc. CDC Corp. NA NA NA NM NA NM NM
08/17/07 Eclipse Inc. Activant Solutions Inc. 100.6 1.96 NM NM 100.5 NM 2.22
08/14/07 Aldata Solution Oyj Symphony Technology Group 163.8 1.46 259.9
*
NM 169.5 NM 4.62
07/02/07 Cimnet, Inc. Invensys Systems, Inc. 22.6 4.03
*
27.2 30.5 18.0 15.9 5.63
06/01/07 Hansen Information Technologies Infor Global Solutions 192.3 NA NA NA 192.3 NA NA
06/01/07 Workbrain Corporation Infor Global Solutions 157.2 1.62 507.0
*
NM 193.9 NM 3.52
05/01/07 Blue Agave Software, Inc. I2 Technologies, Inc. NA NA NA NA NA NA NA
04/13/07 Hyperion Solutions Corp. Oracle Corp. 2,797.2 3.37 20.4 28.1 3,077.3 45.5
*
4.81
03/14/07 Innovate IT Holding BV Kewill Systems plc 24.6 2.74 NA NA 13.6 NA NA
02/14/07 Pilot Software, Inc. SAP AG NA NA NA NA NA NA NA
01/09/07 Ventyx, Inc. Vista Equity Partners 212.8 1.74 23.1 158.8
*
227.7 84.6
*
4.57
01/08/07 Comergent Technologies, Inc. Sterling Commerce, Inc. 155.0 NA NA NA 155.0 NA NA
12/18/06 Factory Logic, Inc. SAP AG NA NA NA NA NA NA NA
12/01/06 Vis.align, Inc. CDC Corp. NA NA NA NA NA NA NA
10/25/06 Click Commerce, Inc. Illinois Tool Works 289.3 3.92
*
11.8 16.2 277.8 14.1 2.71
07/31/06 Systems Union Group plc Extensity, Inc. 380.9 1.87 12.8 NA 397.1 31.7 2.37
07/28/06 SSA Global Technologies Infor Global Solutions 1,610.3 2.16 13.1 23.7 1,366.5 93.0
*
4.61
07/05/06 Manugistics Group, Inc. JDA Software Group, Inc. 247.7 1.41 10.0 NM 210.4 NM 1.37
06/05/06 Frictionless Commerce, Inc. SAP AG NA NA NA NA NA NA NA
06/01/06 Demantra, Inc. Oracle Corp. NA NA NA NA NA NA NA
04/25/06 Intentia International AB Lawson Software, Inc. 457.7 1.16 19.6 NM 450.3 NM 3.88
03/31/06 Datastream Systems, Inc. Infor Global Solutions 157.7 1.55 12.7 16.9 205.2 38.0
*
3.33
03/14/06 Extensity, Inc. Infor Global Solutions 743.5 1.68 8.2 9.7 965.4 13.7 3.60
02/21/06 Horizon Companies, Inc. CDC Corp. NA NA NA NA NA NA NA
02/21/06 RiverOne, Inc. I2 Technologies, Inc. NA NA NA NA NA NA NA
01/31/06 Siebel Systems, Inc. Oracle Corp. 3,359.2 2.54 19.1 37.8 5,601.0 308.4
*
2.51
01/29/06 Timera, Inc. JDA Software Group, Inc. 13.0 2.17 NA NA 13.0 NA NA
08/31/05 Evant, Inc. Manhattan Associates, Inc. 88.7 3.95
*
NM NM 50.0 NM NM
05/24/05 RedPrairie Corporation Francisco Partners Management LLC NA NA NA NA NA NA NA

Precedent Merger and Acquisition Transaction Analysis
Summary
Summary of Precedent M&A Transactions
Note: Transactions include change of control premium.
* Excluded from mean NA – Not available NM – Not meaningful
($ in millions)
Transaction Transaction
Date Enterprise
Enterprise Value as a Multiple of LTM:
Equity
Equity Value as a Multiple of:
Effective Target Acquiror Value Revenue EBITDA EBIT Value Net Income Book Value
04/18/05 MAPICS, Inc. Infor Global Solutions 312.9 1.76 8.0 12.4 347.3 25.7 4.59
04/12/05 Retek, Inc. Oracle Corp. 540.4 3.10
*
32.4
*
91.0
*
631.4 89.7
*
6.15
01/07/05 Peoplesoft, Inc. Oracle Corp. 8,329.6 3.11
*
22.1
*
56.3
*
9,957.3 126.4
*
3.28
08/26/04 Ross Systems, Inc. CDC Corp. 71.6 1.49 7.0 14.9 75.4 18.6 5.02
06/18/04 Scala Business Solutions Epicor Software Corp. 81.3 1.17 NM NM 90.2 NM 10.06
06/07/04 NxTrend Technology, Inc. Infor Global Solutions NA NA NA NA NA NA NA
02/27/04 Infor Business Solutions Infor Global Solutions (Agilisys) 39.7 0.46 14.9 NM 47.1 NM 1.94
02/25/04 Pivotal Corp. CDC Corp. 47.3 0.83 NM NM 57.0 NM 10.38
10/14/03 Streamsoft, LLC Manhattan Associates, Inc. NA NA NA NA NA NA NA
08/15/03 EXE Technologies, Inc. SSA Global Technologies, Inc. 17.9 0.25 NA NA 48.4 NA 1.85
08/08/03 Made2Manage Systems, Inc. Battery Ventures 11.7 0.39 26.5
*
NM 28.2 NM 2.37
07/09/03 ROI Systems, Inc. Epicor Software Corp. 20.7 1.20 NA NA 20.7 NA NA
02/18/03 J.D. Edwards & Company Peoplesoft, Inc. 1,710.8 1.93 18.6 51.7
*
2,063.4 39.0
*
4.33
02/18/03 Frontstep, Inc. MAPICS, Inc. 59.6 0.68 11.3 NM 32.5 NM 5.10
01/21/03 Prophet 21, Inc. Thoma Bravo et al. 43.3 1.02 6.6 9.5 63.6 20.4 2.13
06/26/02 Inovis, Inc. Cerberus Capital Management, et al 34.7 NA NA NA 34.7 NA NA
05/31/02 Hyprotech Ltd. Aspen Technology, Inc. 96.7 1.62 8.1 NA 96.7 NA NA
09/07/01 E3 Corporation JDA Software Group, Inc. 54.4 1.32 NM NM 45.8 NM NM
04/06/00 Intactix International, Inc. JDA Software Group, Inc. 12.3 0.52 8.8 NM 20.5 NM NM
High 4.28 x 507.0 x 158.8 x $9,957.3 308.4 x 10.38
Mean 1.49 14.4 20.0 855.3 20.0 3.56
Median 1.62 16.7 28.1 155.0 38.5 3.56
Low 0.25 6.6 9.5 13.0 13.7 1.37
Excluding transactions over $100 million
High 4.03 x 27.2 x 30.5 x $96.7 20.4 x 10.38
Mean 1.13 12.0 18.3 44.9 18.3 4.94
Median 1.18 10.1 14.9 46.4 18.6 5.02
Low 0.25 6.6 9.5 13.0 15.9 1.85

Precedent Merger and Acquisition Transaction Analysis
Multiple Analysis
(1) Financials as of 1/31/2009.
(2) Financials as of 4/30/2009.
Multiples for Proposed Proposed
Precedent Transactions Acquisition at Acquisition at
Mean Median High Low $7.02 / share
(1)
$7.02 / share
(2)
Enterprise Value to:
LTM Net Sales 1.49 x 1.62 x 4.28 x 0.25 x 1.05 x 1.01 x
LTM Adjusted EBITDA 14.4 16.7 507.0 6.6 4.6 4.2
LTM Adjusted EBIT 20.0 28.1 158.8 9.5 4.8 4.5
Equity Value to:
LTM Adjusted Net Income 20.0 x 38.5 x 308.4 x 13.7 x 14.8 x 14.6 x
Book Value 3.56 3.56 10.38 1.37 2.05 1.94

Precedent Merger and Acquisition Transaction Analysis
Multiple Analysis – Transactions Under $100 million
(1) Financials as of 1/31/2009.
(2) Financials as of 4/30/2009.
Multiples for Proposed Proposed
Precedent Transactions Acquisition at Acquisition at
Mean Median High Low $7.02 / share
(1)
$7.02 / share
(2)
Enterprise Value to:
LTM Net Sales 1.13 x 1.18 x 4.03 x 0.25 x 1.05 x 1.01 x
LTM Adjusted EBITDA 12.0 10.1 27.2 6.6 4.6 4.2
LTM Adjusted EBIT 18.3 14.9 30.5 9.5 4.8 4.5
Equity Value to:
LTM Adjusted Net Income 18.3 x 18.6 x 20.4 x 15.9 x 14.8 x 14.6 x
Book Value 4.94 5.02 10.38 1.85 2.05 1.94

Precedent Merger and Acquisition Transaction Analysis
Implied Valuation
($ in thousands, except per share data)
*Excluded from mean NA – Not available NM – Not meaningful
(1)Financials as of 4/30/2009.
(2)Assumes 13,067,225 fully diluted shares outstanding.
Mean Implied Net Debt Implied Implied
Logility Transaction Enterprise at Equity Equity Value
Valuation Metric Weighting Financials
(1)
Multiple Value 4/30/09 Value Per Share
(2)
Enterprise Value to:
LTM Net Sales 30.0% $41,669 1.49 x $62,097 ($49,579) $111,676 $8.55
LTM Adjusted EBITDA 35.0% $9,939 14.4 x $142,994 ($49,579) $192,573 $14.74
LTM Adjusted EBIT 10.0% $9,409 20.0 x $187,933 ($49,579) $237,512 $18.18
Equity Value to:
LTM Adjusted Net Income 20.0% $6,301 20.0 x $76,527 ($49,579) $126,106 $9.65
Book Value at 4/30/2009 5.0% $53,703 3.56 x $141,803 ($49,579) $191,382 $14.65
Mean $122,271 $171,850 $13.15
Median 141,803 191,382 14.65
Weighted Mean 109,866 159,445 12.20
High 187,933 237,512 18.18
Low 62,097 111,676 8.55

Precedent Merger and Acquisition Transaction Analysis
Implied Valuation – Transactions Under $100 million
($ in thousands, except per share data)
*Excluded from mean NA – Not available NM – Not meaningful
(1)Financials as of 4/30/2009.
(2)Assumes 13,067,225 fully diluted shares outstanding.
Mean Implied Net Debt Implied Implied
Logility Transaction Enterprise at Equity Equity Value
Valuation Metric Weighting Financials
(1)
Multiple Value 4/30/09 Value Per Share
(2)
Enterprise Value to:
LTM Net Sales 30.0% $41,669 1.13 x $47,143 ($49,579) $96,722 $7.40
LTM Adjusted EBITDA 35.0% $9,939 12.0 x $119,158 ($49,579) $168,737 $12.91
LTM Adjusted EBIT 10.0% $9,409 18.3 x $172,457 ($49,579) $222,036 $16.99
Equity Value to:
LTM Adjusted Net Income 20.0% $6,301 18.3 x $65,762 ($49,579) $115,341 $8.83
Book Value at 4/30/2009 5.0% $53,703 4.94 x $215,826 ($49,579) $265,405 $20.31
Mean $124,069 $173,648 $13.29
Median 119,158 168,737 12.91
Weighted Mean 97,038 146,617 11.22
High 215,826 265,405 20.31
Low 47,143 96,722 7.40

Premiums Paid Analysis
Methodology
VRA reviewed premiums paid in certain recently announced merger and acquisition transactions with the following criteria:
Majority Shareholder Purchasing Remaining Shares
Announcement date between January 1, 2004 and Current
U.S. based target
Transactions in the Application Software Sector
Announcement date between January 1, 2004 and Current
U.S. based target

Majority Shareholder Purchasing Remaining Shares
Premiums Paid Analysis
Implied Valuation
($ in thousands, except per share data)
*Excluded from mean NA - Not available NM - Not meaningful
(1) Assumes announcement date of March 18, 2009 after trading closed.
(2) Assumes 13,067,225 fully diluted shares outstanding.
(3) Closing price on March 18, 2009.
(4) Closing price on March 12, 2009.
(5) Closing price on February 5, 2009.
Implied
Logility Relevant Mean Equity Value Implied Net Debt at Implied
Valuation Parameter (1) Stock Price Premium (%) Per Share Equity Value (2) 04/30/09 Enterprise Value
Stock Price 1 Day Prior to Announcement $5.00
(3)
23.5% $6.18 $80,702 ($49,579) $31,123
Stock Price 5 Days Prior to Announcement $4.69
(4)
24.0% $5.81 $75,972 ($49,579) $26,393
Stock Price 30 Days Prior to Announcement $4.63
(5)
24.8% $5.78 $75,514 ($49,579) $25,935
Mean $5.92 $77,396 $27,817
Median 5.81 75,972 26,393
High 6.18 80,702 31,123
Low 5.78 75,514 25,935

Premiums Paid Analysis
Implied Valuation
Transactions in the Application Software Sector
($ in thousands, except per share data)
*Excluded from mean NA - Not available NM - Not meaningful
(1) Assumes announcement date of March 18, 2009 after trading closed.
(2) Assumes 13,067,225 fully diluted shares outstanding.
(3) Closing price on March 18, 2009.
(4) Closing price on March 12, 2009.
(5) Closing price on February 5, 2009.
Implied
Logility Relevant Mean Equity Value Implied Net Debt at Implied
Valuation Parameter (1) Stock Price Premium (%) Per Share Equity Value (2) 04/30/09 Enterprise Value
Stock Price 1 Day Prior to Announcement $5.00
(3)
25.1% $6.25 $81,712 ($49,579) $32,133
Stock Price 5 Days Prior to Announcement $4.69
(4)
27.5% $5.98 $78,111 ($49,579) $28,532
Stock Price 30 Days Prior to Announcement $4.63
(5)
32.2% $6.12 $79,964 ($49,579) $30,385
Mean $6.12 $79,929 $30,350
Median 6.12 79,964 30,385
High 6.25 81,712 32,133
Low 5.98 78,111 28,532

Discounted Cash Flow Analysis
Free Cash Flow Calculation
($ in thousands)
Historical Fiscal Year Ended April 30, Projected Fiscal Year Ending April 30,
PROJECTED CASH FLOWS 2007 2008 2009 2010 2011 2012 2013 2014
Revenue $43,763 $44,908 $41,669 $41,117 $42,351 $44,468 $47,581 $50,911
% Growth NA 2.6% (7.2%) (0.1%) 3.0% 5.0% 7.0% 7.0%
Cost of Revenue 14,419 15,950 12,899 12,727 13,109 13,764 14,728 15,759
Gross Margin $29,344 $28,958 $28,770 $28,390 $29,242 $30,704 $32,853 $35,153
% of Revenue 67.1% 64.5% 69.0% 69.0% 69.0% 69.0% 69.0% 69.0%
Selling, General and Admin. Expenses
(1)
20,133 20,004 18,831 19,560 19,925 20,698 21,909 23,443
Adjusted EBITDA
(1)
$9,211 $8,954 $9,939 $8,830 $9,317 $10,005 $10,944 $11,710
% of Revenue 21.0% 19.9% 23.9% 21.5% 22.0% 22.5% 23.0% 23.0%
Depreciation Expense 690 649 530 781 804 845 904 967
% of Revenue 1.6% 1.4% 1.3% 1.9% 1.9% 1.9% 1.9% 1.9%
Adjusted EBIT
(2)
$8,521 $8,305 $9,409 $8,049 $8,513 $9,161 $10,040 $10,743
Effective Tax Rate 35.2% 35.2% 35.2% 35.2% 35.2%
CASH SOURCES
Earnings Before Interest and After Tax $5,214 $5,514 $5,934 $6,503 $6,959
Depreciation and Amortization Expense 781 804 845 904 967
TOTAL SOURCES $5,995 $6,319 $6,778 $7,407 $7,926
CASH USES
Capital Expenditures $80 $100 $100 $100 $100
Increase (Decrease) in Current Assets - Excl. Cash (128) 287 492 724 774
(Increase) Decrease in Current Liabilities - Excl. Short-Term Debt 216 (484) (830) (1,220) (1,306)
Increase (Decrease) in Working Capital 88 (197) (338) (497) (531)
TOTAL USES $168 ($97) ($238) ($397) ($431)
FREE CASH FLOW $5,827 $6,415 $7,016 $7,804 $8,357
Note: Represents a five year discounted cash flow analysis.  Forecasted 2010 financial information represents Logility management estimates.  Forecasted 2011 through
          2014 estimates reflect forecasted growth expectations in the supply chain management software industry by industry trade publications.
(1)     Excludes depreciation expense, amortization (incl. capitalized development amortization) and stock-based compensation expense.
(2)     Excludes capitalized development amortization and stock-based compensation expense.

Discounted Cash Flow Analysis
Implied Valuation
($ in thousands, except per share data)
Note: Represents a five year discounted cash flow analysis. Forecasted 2010 financial information represents Logility management estimates. Forecasted 2011 through
2014  estimates reflect forecasted growth expectations in the supply chain management software industry by industry trade publications.
Discount Rate 15.00% 17.50% 20.00% 22.50% 25.00%
Present Value of Cash Flows: $23,148 $21,756 $20,493 $19,343 $18,294
Present Value of Terminal Value
4.0 x $23,287 $20,913 $18,823 $16,979 $15,348
4.5 x $26,198 $23,527 $21,176 $19,102 $17,267
Exit Multiple 5.0 x $29,109 $26,141 $23,529 $21,224 $19,185
Firm Value to EBITDA 5.5 x $32,020 $28,755 $25,882 $23,347 $21,104
6.0 x $34,931 $31,369 $28,235 $25,469 $23,022
Implied Enterprise Value
4.0 x $46,435 $42,669 $39,316 $36,323 $33,642
Exit Multiple 4.5 x $49,346 $45,283 $41,669 $38,445 $35,561
Firm Value to EBITDA 5.0 x $52,256 $47,897 $44,022 $40,568 $37,479
5.5 x $55,167 $50,511 $46,375 $42,690 $39,398
6.0 x $58,078 $53,125 $48,728 $44,812 $41,316
Implied Equity Value
4.0 x $96,014 $92,248 $88,895 $85,902 $83,221
Exit Multiple 4.5 x $98,925 $94,862 $91,248 $88,024 $85,140
Firm Value to EBITDA 5.0 x $101,835 $97,476 $93,601 $90,147 $87,058
5.5 x $104,746 $100,090 $95,954 $92,269 $88,977
6.0 x $107,657 $102,704 $98,307 $94,391 $90,895
Implied Equity Value Per Share
4.0 x $7.35 $7.06 $6.80 $6.57 $6.37
Exit Multiple 4.5 x $7.57 $7.26 $6.98 $6.74 $6.52
Firm Value to EBITDA 5.0 x $7.79 $7.46 $7.16 $6.90 $6.66
5.5 x $8.02 $7.66 $7.34 $7.06 $6.81
6.0 x $8.24 $7.86 $7.52 $7.22 $6.96

Discounted Cash Flow Analysis
Sensitivity Analysis
(1) Represents the absolute change in projected revenue growth rate for each year in the projection period.  For example, a -1.0% change to base case projected revenue growth rate of
5% results in a 4% revenue growth rate.
(2) Represents the absolute change in the projected EBITDA margin for each year in the projection period.  For example, a -0.50% change to management’s projected EBITDA margin of 19% results in a 18.5% EBITDA margin.
Equity Value Per Share
Change in
-10.0% -8.0% -6.0% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0%
-10.00% $5.31 $5.49 $5.67 $5.86 $6.04 $6.22 $6.41 $6.59 $6.77 $6.95 $7.14
-8.00% $5.41 $5.61 $5.80 $6.00 $6.20 $6.39 $6.59 $6.78 $6.98 $7.17 $7.37
-6.00% $5.52 $5.73 $5.94 $6.15 $6.36 $6.57 $6.78 $6.99 $7.20 $7.41 $7.62
-4.00% $5.64 $5.86 $6.09 $6.31 $6.53 $6.76 $6.98 $7.20 $7.43 $7.65 $7.87
-2.00% $5.76 $6.00 $6.24 $6.48 $6.72 $6.95 $7.19 $7.43 $7.67 $7.91 $8.15
0.00% $5.89 $6.15 $6.40 $6.65 $6.91 $7.16 $7.42 $7.67 $7.93 $8.18 $8.43
2.00% $6.03 $6.30 $6.57 $6.84 $7.11 $7.38 $7.65 $7.92 $8.19 $8.47 $8.74
4.00% $6.17 $6.46 $6.75 $7.04 $7.32 $7.61 $7.90 $8.19 $8.48 $8.77 $9.05
6.00% $6.32 $6.63 $6.93 $7.24 $7.55 $7.85 $8.16 $8.47 $8.78 $9.08 $9.39
8.00% $6.48 $6.80 $7.13 $7.46 $7.78 $8.11 $8.43 $8.76 $9.09 $9.41 $9.74
10.00% $6.64 $6.99 $7.33 $7.68 $8.03 $8.37 $8.72 $9.07 $9.41 $9.76 $10.11
Change  in  Projected  Annual  Revenue  Growth
EBITDA Margin  (2)
(1)

Valuation Summary
Valuation Ranges
($ in thousands, except per share data)
Enterprise Value Equity Value
Valuation Methodology Low Median Mean Wgt. Mean High Low Median Mean Wgt. Mean High
Reference Public Company Analysis $32,164 $57,956 $61,646 $59,015 $102,751 $81,743 $107,535 $111,225 $108,594 $152,330
Reference Public Company Analysis Excluding $28,395 $49,699 $54,480 $50,392 $102,751 $77,974 $99,278 $104,059 $99,971 $152,330
SAP and ORCL
Precedent M&A Transaction Analysis $62,097 $141,803 $122,271 $109,866 $187,933 $111,676 $191,382 $171,850 $159,445 $237,512
Precedent M&A Transaction Analysis
Transactions Under $100 Million $47,143 $119,158 $124,069 $97,038 $215,826 $96,722 $168,737 $173,648 $146,617 $265,405
Discounted Cash Flow Analysis $33,642 $44,022 $44,445 $44,445 $58,078 $83,221 $93,601 $94,024 $94,024 $107,657
Premiums Paid Analysis:
Majority Shareholder Purchasing Remaining Shares $25,935 $26,393 $27,817 $27,817 $31,123 $75,514 $75,972 $77,396 $77,396 $80,702
Transactions in the Application Software Sector $28,532 $30,385 $30,350 $30,350 $32,133 $78,111 $79,964 $79,929 $79,929 $81,712
Equity Value Per Share
Valuation Methodology Low Median Mean Wgt. Mean High
Reference Public Company Analysis $6.26 $8.23 $8.51 $8.31 $11.66
Reference Public Company Analysis Excluding $5.97 $7.60 $7.96 $7.65 $11.66
SAP and ORCL
Precedent M&A Transaction Analysis $8.55 $14.65 $13.15 $12.20 $18.18
Precedent M&A Transaction Analysis
Transactions Under $100 Million $7.40 $12.91 $13.29 $11.22 $20.31
Discounted Cash Flow Analysis $6.37 $7.16 $7.20 $7.20 $8.24
Premiums Paid Analysis:
Majority Shareholder Purchasing Remaining Shares $5.78 $5.81 $5.92 $5.92 $6.18
Transactions in the Application Software Sector $5.98 $6.12 $6.12 $6.12 $6.25

Sum of the Parts Analysis
LTM Adj. EPS P/E Ratio
Reference Company (exl. Net Interest Income) (exl. Net Interest Income)
Epicor Software Corporation $0.78 6.9 x
I2 Technologies, Inc. $0.89 12.2
JDA Software Group Inc. $1.76 8.1
Lawson Software, Inc. $0.35 15.7
Manhattan Associates, Inc. $1.12 14.9
Oracle Corp. $1.50 12.2
QAD Inc. ($0.70) NM
SAP AG $2.51 15.9
Mean 12.3 x
Median 12.2
High 15.9
Low 6.9
Implied Equity Value Per Share Financials as of 1/31/2009 Financials as of 4/30/2009
Mean $8.97 $9.50
Median $8.96 $9.49
High $10.55 $11.20
Low $6.62 $7.00

Reference Public Company Analysis
Business Descriptions

Company Business Description
Selected Enterprise Software Companies
Epicor Software Corporation Designs, develops, markets, and supports enterprise application software solutions and services; its solutions enable companies to focus on their customers, suppliers, partners, and employees through enterprise-wide management of resources and information.
I2 Technologies, Inc. Provides supply chain management solutions worldwide; offers a range of products and solutions for manufacturing and planning; transportation and distribution management; merchandising, assortment, and allocation planning; execution, collaboration, and visibility; supplier relationship management; and data management and business analytics.
JDA Software Group Inc. Provides enterprise software solutions and offers demand management solutions for forecasting methodologies;  allocation, replenishment, and fulfillment solutions; merchandise planning solutions for strategic financial  and operating planning activities; and merchandise operations systems for
Lawson Software, Inc. Provides enterprise software; solutions include enterprise financial management, human capital management, business intelligence, asset management, enterprise performance management, supply chain management, service management, manufacturing operations, business project management, and industry-tailored applications.
Manhattan Associates, Inc. Develops and provides supply chain software solutions for the planning and execution of supply chain activities worldwide; its solutions enable customers to manage their supply chain ecosystems and utilizes a service-oriented architecture and collaborative gateways to facilitate supply chain transformations
Oracle Corp. Engages in the development, manufacture, distribution, servicing, and marketing of database, middleware, and application software worldwide; provides licenses for database management software, application server software, business intelligence software, identification and access management software, analytics software, content management software, development tools, and data integration software.
QAD Inc. Provides enterprise software applications, professional services, and application support for manufacturing companies; offers customer-and demand-facing operations and supply chain solutions.
SAP AG Develops, markets, and sells enterprise application software products; offers industry-specific solutions for midsize companies; on-demand solution for midsize companies; and SAP Business One, which provides capabilities for various work involved in managing a small business, such as financials, sales, and customer support.
managing  inventory.

Premiums Paid Analysis
Majority Shareholder Purchasing Remaining Shares
Implied Implied
Total Transaction Transaction Premium (%)
Date Transaction Equity Percent Enterprise 1 Day Prior to 5 Days Prior to 30 Days Prior to
Announced Target Primary Industry Acquiror Value Value Repurchased Value Announcement Announcement Announcement
03/25/09 Hearst-Argyle Television Inc. Broadcasting Hearst Broadcasting, Inc $75.9 $421.6 18.0% $1,205.6 115.3 * 150.0 * 157.2 * %
03/23/09 Cox Radio Inc. Broadcasting Cox Media Group, Inc. 65.2 302.0 21.6% 707.7 15.1 16.9 -25.8 *
02/27/09 Vita Food Products Inc. Packaged Foods and Meats Individual Investor (Company Director) 3.3 7.7 42.2% 7.7 250.0 * 250.0 * 400.0 *
02/26/09 OpenTV Corp. Application Software Kudelski SA 128.4 147.5 87.1% 46.3 35.0 27.4 12.5
02/09/09 Galaxy Nutritional Foods Inc. Packaged Foods and Meats Mill Road Capital; Galaxy Partners 4.6 9.7 46.9% 6.8 111.8 * 80.0 * 44.0
01/27/09 NET2S Group Internet Software and Services BT Group plc 2.4 110.3 2.2% 109.7 85.6 * 85.6 * 58.3
01/15/09 Hiland Holdings GP LP Oil and Gas Storage and Transportation Individual Investor (Company Director) 27.1 69.1 39.2% 451.1 21.2 -14.0 * 29.6
12/09/08 Global Med Technologies Inc. Application Software Victory Park Capital Advisors, LLC 32.0 37.4 85.6% 45.4 25.0 57.1 * 22.2
08/07/08 Confirmit ASA Application Software Sebastian Holdings Inc. 5.5 90.4 6.1% 81.5 0.4 0.9 28.6
07/30/08 Zones Inc. Technology Distributors Individual Investor (Company CEO) 45.3 92.6 48.9% 97.9 15.9 -6.7 * -10.6 *
07/21/08 Genentech Inc. Biotechnology Roche Holdings, Inc. 46,722.4 100,115.3 46.7% 99,217.7 16.1 26.0 27.1
06/26/08 Five Star Products Inc. Distributors National Patent Development Corp. 1.7 6.7 24.9% 37.0 33.3 33.3 14.3
04/25/08 Tarrant Apparel Group Apparel, Accessories and Luxury Goods Company Management 12.7 26.0 49.0% 44.1 28.8 30.8 26.9
03/05/08 Atari, Inc. Home Entertainment Software Infogrames Entertainment SA 11.0 22.6 48.6% 31.2 0.0 0.0 29.2
03/05/08 Nationwide Financial Services, Inc. Life and Health Insurance Nationwide 2,863.0 7,659.0 37.4% 9,550.7 28.3 18.0 19.0
02/28/08 GS AgriFuels Corporation Industrial Machinery GreenShift Corporation 1.5 14.5 10.0% 54.3 9.9 19.1 25.0
11/15/07 Atlantic Coast Entertainment Holdings Casinos and Gaming Icahn Enterprises, L.P. 12.3 211.2 5.8% 202.6 20.3 NA 22.1
10/22/07 Waste Industries USA Inc. Environmental and Facilities Services Mgmt, Macquaire and Goldman Sachs 268.8 538.4 49.9% 702.3 40.2 42.3 32.8
10/03/07 Suntron Corp. Electronic Manufacturing Services Blum Capital, Thayer Capital Partners 3.2 31.8 10.2% 51.9 -5.0 * 5.5 5.5
09/07/07 Emerson Radio Corp. Consumer Electronics Grande Holdings Ltd. 7.3 106.1 6.8% 87.7 50.5 50.5 52.2
08/08/07 Digital Angel Corp. Electronic Equipment Manufacturers Applied Digital Solutions Inc. 32.5 72.5 44.8% 85.0 22.1 22.1 16.8
07/17/07 Alfa Corp. Property and Casualty Insurance Alfa Mutual Insurance Company 832.6 1,767.5 47.1% 2,071.3 44.4 44.6 29.5
05/14/07 Spear & Jackson Inc. Household Appliances United Pacific Industries Ltd. 4.3 11.2 38.3% 4.0 78.2 * 70.5 * 81.5 *
04/22/07 Optical Communication Products Inc. Communications Equipment Oplink Communications Inc. 78.7 187.8 41.9% 70.9 19.6 20.4 21.3
02/23/07 Refac Optical Group Specialty Stores Palisade Capital Management LLC 10.7 106.7 10.0% 106.7 50.4 56.3 52.3
02/22/07 Great American Financial Resources Life and Health Insurance American Financial Group Inc. 245.8 1,170.5 21.0% 1,203.3 13.2 15.0 11.8
01/24/07 21st Century Insurance Group Property and Casualty Insurance American International Group, Inc. 806.6 1,935.2 41.7% 2,009.7 34.6 31.2 24.9
12/20/06 Crested Corp. Diversified Metals and Mining US Energy Corp. 12.4 42.8 29.0% 52.6 14.2 13.2 7.8
10/06/06 NetRatings Inc. Internet Software and Services The Nielsen Company B.V. 328.3 757.1 43.4% 610.3 44.0 47.6 41.6
04/27/06 Erie Family Life Insurance Co. Life and Health Insurance Erie Indemnity Co. 75.2 302.4 24.9% 346.9 2.4 1.8 1.6
03/17/06 William Lyon Homes Homebuilding Individual Investor (Company CEO) 245.9 944.7 26.0% 1,858.4 44.3 50.8 27.4
10/07/05 Micro Therapeutics Inc. Healthcare Equipment ev3, Inc. 93.6 312.7 29.9% 309.7 9.8 15.2 7.6
09/06/05 7-Eleven Inc. Food Retail IYG Holding Company 1,182.3 4,330.6 27.3% 5,622.5 6.9 34.7 18.0
04/14/05 Rubicon Medical Corporation Semiconductor Equipment Boston Scientific Corporation 80.6 82.2 50.0% 113.8 -0.7 * 0.7 26.1
01/17/05 Unitedglobalcom Inc. Cable and Satellite Liberty Global Inc. 3,481.4 7,503.0 46.4% 11,508.8 -0.7 * 3.2 1.8
08/02/04 Cox Communications Inc. Broadband Communications Cox Enterprises, Inc. 8,531.9 22,452.4 38.0% 28,999.5 33.2 31.7 32.4
01/15/04 Phosphate Resource Partners LP Fertilizers and Agricultural Chemicals Mosaic Global Holdings Inc. 53.5 110.6 48.4% 684.6 2.7 12.1 24.0
Mean 23.5% 24.0% 24.8%
Median 22.1 26.7 25.0
$ in millions except per share data, * Excluded from mean   NA – Not available   NM – Not meaningful

Premiums Paid Analysis
Transactions in the Application Software Industry
Implied Implied
Transaction Transaction Premium (%)
Date Equity Enterprise 1 Day Prior to 5 Days Prior to 30 Days Prior to
Announced Target Acquiror Value Value Announcement Announcement Announcement
02/26/09 OpenTV Corp. Kudelski SA $147.5 $46.3 35.0 27.4 12.5%
02/14/09 Retalix Ltd. NA (not publicly disclosed) 163.1 130.4 32.5 30.7 37.7
12/09/08 Global Med Technologies Inc. Victory Park Capital Advisors, LLC 37.4 45.4 25.0 57.1 22.2
10/06/08 Guidance Software, Inc. AccessData Corporation 104.2 70.5 12.8 -1.3 * -29.8 *
09/08/08 Pharsight Corp. Tripos International 52.2 39.4 37.5 17.5 17.0
09/03/08 Captaris Inc. Open Text, Inc. 129.3 109.5 30.8 36.4 42.4
08/07/08 Confirmit ASA Sebastian Holdings Inc. 90.4 81.5 0.4 0.9 28.6
07/15/08 Intervoice Inc. Convergys Corporation 322.3 269.6 26.9 47.3 29.9
07/09/08 Confirmit ASA Sebastian Holdings Inc. 93.0 84.1 28.6 29.3 28.6
07/03/08 Financial Objects plc Temenos UK Ltd. 52.9 43.3 83.2 * 86.1 * 76.5 *
06/18/08 Insightful Corp. Tibco Software Inc. 24.3 15.3 1.1 -1.6 * 12.7
06/16/08 Motive Inc. Lucent Technologies Inc. 61.9 44.8 43.9 26.0 48.7
05/19/08 AmaTech AG SMARTRAC N.V. 0.7 0.7 -7.0 * -14.9 * -9.1 *
05/16/08 Diversified Opportunities, Inc. QRSciences Holdings Ltd. 0.6 0.7 -30.0 * -30.0 * -36.4 *
05/09/08 Confirmit ASA Sebastian Holdings Inc. 69.7 60.7 0.6 3.6 2.4
05/07/08 Enliven Marketing Technologies DG FastChannel, Inc. 76.9 79.8 6.4 6.5 6.4
04/09/08 TouchStone Software Corp. Phoenix Technologies Ltd. 17.9 17.0 18.4 26.5 34.6
03/31/08 Ansoft Corp. Ansys, Inc. 759.3 826.3 39.3 30.0 34.2
03/23/08 L-1 Secure Credentialing, Inc L-1 Identity Solutions Inc. 306.3 277.9 44.8 65.1 41.5
03/20/08 Synplicity Inc. Synopsys Inc. 211.8 215.8 52.1 54.4 85.6
03/17/08 BladeLogic, Inc. BMC Software Inc. 783.6 810.6 18.6 26.0 60.9
02/20/08 SYS Kratos Defense & Security Solutions, Inc. 52.4 54.9 65.9 71.3 77.0
01/31/08 Fundtech Ltd. Clal Industries and Investments 194.9 152.9 13.2 14.7 -6.4 *
01/16/08 BEA Systems Inc. Oracle Corp. 7,974.0 7,109.1 24.4 30.8 28.8
12/26/07 Document Sciences Corp. EMC Corporation 61.5 82.4 79.2 * 75.6 * 73.1 *
10/25/07 BravoSolution US BravoSolution SpA 4.1 13.3 -46.9 * -45.9 * -48.4 *
10/07/07 Business Objects SA SAP AG 5,657.7 6,147.0 18.2 32.4 35.1
08/28/07 NAVTEQ Corp. Nokia Inc. 7,706.6 7,611.4 28.8 34.6 46.3
08/13/07 Gensym Corp. Versata Inc. 18.5 15.5 11.9 11.9 6.8
07/20/07 Opsware Inc. Hewlett-Packard Company 1,507.8 1,626.8 35.1 50.3 42.5
07/18/07 Applix Inc. Cognos Inc. 286.8 307.8 7.6 5.7 9.8
05/15/07 Agile Software Corp. Oracle Corp. 480.3 332.5 11.6 10.4 17.7
05/02/07 Cimnet Inc. Invensys Systems, Inc. 18.0 22.6 -4.7 * 9.0 13.0
04/26/07 Arkona Inc. DealerTrack Holdings, Inc. 46.2 59.1 3.8 6.2 6.2
04/25/07 Castelle Captaris Inc. 16.2 10.4 15.2 14.5 24.2
04/11/07 Mobius Management Systems Inc. Allen Systems Group, Inc. 197.8 165.0 35.3 34.2 37.5
03/31/07 Workbrain Corporation Infor Global Solutions, Inc. 193.9 157.2 21.6 25.0 34.6
$ in millions except per share data, * Excluded from mean   NA – Not available   NM – Not meaningful

$ in millions except per share data, * Excluded from mean NA – Not available NM – Not meaningful
Premiums Paid Analysis
Transactions in the Application Software Industry
Implied Implied
Transaction Transaction Premium (%)
Date Equity Enterprise 1 Day Prior to 5 Days Prior to 30 Days Prior to
Announced Target Acquiror Value Value Announcement Announcement Announcement
03/22/07 Kronos, Inc. Hellman & Friedman; JMI Equity 1,767.1 1,777.6 21.8 35.4 35.9
03/14/07 Pitney Bowes Software Pitney Bowes Inc. 440.8 390.5 54.8 49.2 44.4
03/05/07 CorVu Corp. Rocket Software, Inc. 19.8 25.0 42.9 14.3 29.0
02/28/07 Hyperion Solutions Corp. Oracle Corp. 3,077.3 2,797.2 20.7 15.9 25.4
02/11/07 Witness Systems Inc. Verint Systems Inc. 939.1 935.8 23.5 20.9 29.7
01/26/07 Altiris Inc. Symantec Corporation 969.8 875.6 23.1 25.6 27.9
11/18/06 Netsmart Technologies Inc. Bessemer Venture; InSight Venture 108.0 109.1 12.2 26.5 25.4
11/16/06 ACD Systems International Inc. Management 10.7 1.5 163.6 * 90.2 * 100.0 *
10/23/06 MetaSolv Inc. Oracle Corp. 209.1 163.9 23.5 19.5 36.7
10/18/06 OpenTV Corp. Kudelski SA 420.8 361.9 26.3 28.1 20.4
10/14/06 Open Solutions Inc. Providence Equity; Carlyle Group 769.5 1,283.4 25.5 29.2 34.1
08/31/06 Intergraph Corp. Hellman & Friedman; JMI Equity; TPG 1,294.3 1,083.2 18.0 20.9 26.6
08/28/06 InterVideo Inc. Corel Corporation 182.5 95.8 35.4 34.4 33.1
08/09/06 FileNet Corporation IBM 1,485.4 1,114.5 1.7 10.4 28.1
08/07/06 Reynolds & Reynolds Co. The Reynolds and Reynolds Company 2,571.4 2,841.2 14.0 13.0 31.2
08/03/06 MRO Software Inc. IBM 686.9 587.9 19.4 33.5 24.6
07/25/06 Mercury Interactive Corp. Hewlett-Packard Company 4,638.3 4,322.0 34.5 37.2 46.7
06/05/06 Onyx Software Corp. Made2Manage Systems, Inc. 88.8 73.9 14.6 11.6 5.0
05/14/06 SSA Global Technologies, Inc. Infor Global Solutions, Inc. 1,366.5 1,610.3 25.1 24.0 25.8
04/24/06 Manugistics Group Inc. JDA Software Group Inc. 210.4 247.7 4.2 8.7 16.3
04/11/06 Portal Software Inc. Oracle Corp. 211.7 217.4 12.6 17.5 39.6
03/10/06 Artemis International Solutions Corp. Versata Inc. 17.4 28.3 18.5 28.0 14.3
03/01/06 Dassault Systems Enovia Corp. Dassault Systemes SA 378.8 310.3 19.4 24.1 38.6
02/07/06 Segue Software Inc. Borland Software Corp. 103.8 98.9 27.9 30.4 27.5
01/04/06 Datastream Systems Inc. Infor Global Solutions, Inc. 205.2 157.7 15.3 24.4 29.1
12/19/05 NEON Systems Inc. DataDirect Technologies 59.3 51.3 31.9 26.5 47.6
12/07/05 Versata Inc. Trilogy Software, Inc. 3.3 0.0 90.6 * 90.6 * 82.0 *
11/15/05 Intellisync Corp. Nokia Corp. 354.3 411.1 -9.5 * 7.1 23.5
11/06/05 Extensity Inc. Golden Gate Capital 965.6 743.7 26.2 26.7 21.4
11/03/05 Verity Inc. Autonomy Corp. plc 484.0 353.4 28.7 36.4 32.4
10/20/05 Captiva Software Corp. EMC Corporation 297.5 315.8 24.5 32.1 10.2
09/26/05 HPL Technologies Inc. Synopsys Inc. 12.4 11.4 3.4 0.0 -14.3 *
09/21/05 CCC Information Services Group Inc. Investcorp 442.0 634.5 2.6 5.4 10.5
09/12/05 Seibel Systems, Inc. Oracle Corp. 5,601.0 3,359.2 16.8 28.3 29.4
08/03/05 E.piphany Inc. SSA Global Technologies, Inc. 325.8 159.6 7.7 11.1 18.3
07/29/05 Extended Systems Inc. Sybase, Inc. 69.5 61.3 29.7 24.3 39.4
07/29/05 MDSI Mobile Data Solutions Inc. Vista Equity Partners 67.2 45.6 55.3 62.9 60.0

Premiums Paid Analysis
Transactions in the Application Software Industry
Implied Implied
Transaction Transaction Premium (%)
Date Equity Enterprise 1 Day Prior to 5 Days Prior to 30 Days Prior to
Announced Target Acquiror Value Value Announcement Announcement Announcement
07/05/05 Aspect Communications Corp. Aspect Software, Inc. 714.7 792.8 3.6 1.0 14.1
06/27/05 SeeBeyond Technology Corp. Sun Microsystems Inc. 364.6 291.6 34.1 33.7 39.3
06/09/05 Niku Corp. CA, Inc. 321.1 283.3 27.3 33.3 71.4
05/12/05 Infodata Systems Inc. McDonald Bradley, Inc. 7.4 5.7 -2.5 * 0.0 -9.5 *
04/28/05 MDI Achieve Inc. Logibec Groupe Informatique Ltee 27.0 24.9 31.0 31.8 51.3
04/17/05 Adobe Macromedia Software LLC Adobe Systems Inc. 3,692.8 3,314.6 25.1 18.1 19.3
04/07/05 Concord Communications Inc. CA, Inc. 314.5 331.9 71.0 68.0 64.1
03/31/05 Corillian Payment Solutions, Inc. Corillian Corporation 22.4 21.2 33.6 38.1 3.6
03/20/05 Pinnacle Systems Inc. Avid Technology Inc. 453.3 361.2 30.2 52.6 51.2
03/13/05 Ascential Software Corp. IBM 1,324.8 844.1 17.8 16.7 15.6
01/26/05 MAPICS Inc. Infor Global Solutions, Inc. 375.9 341.2 14.6 14.0 25.3
01/17/05 IMPAC Medical Systems Inc. Elekta AB 239.8 197.4 21.5 21.2 25.7
01/07/05 JPMorgan Chase Vastera, Inc. JPMorgan Chase Bank, National Association 126.8 74.9 50.0 14.1 23.0
01/03/05 Tecnomatix Technologies Ltd. Siemens PLM Software 207.4 224.5 10.6 21.2 32.8
12/16/04 Veritas Software Corp. Symantec Corporation 12,973.7 11,335.1 9.1 23.1 39.0
12/01/04 Nassda Corp. Synopsys Inc. 192.2 90.8 63.6 60.9 89.7 *
08/10/04 Primus Knowledge Solutions, Inc. Art Technology Group Inc. 28.8 21.7 17.2 15.0 24.5
06/29/04 Inet Technologies Inc. Tektronix, Inc. 483.7 311.6 13.6 17.0 38.1
06/28/04 Catalyst International Inc. Comvest Investment Partners 19.7 21.6 78.6 92.3 78.6
05/07/04 Viziqor Solutions Behrman Capital; Quadrangle Capital 1.8 34.9 -63.6 * -60.0 * -66.7 *
04/28/04 Marimba Inc. BMC Software Inc. 217.5 185.6 62.1 59.6 40.1
04/10/04 SciQuest, Inc. Trinity Ventures 25.3 14.8 57.2 66.7 58.4
04/06/04 Barra Inc. MSCI Inc. 859.2 651.8 9.0 17.3 21.2
03/01/04 Landacorp Inc. SHPS Holdings, Inc. 50.0 35.6 3.0 3.7 -4.0 *
02/04/04 Novadigm Inc. Hewlett-Packard Company 138.7 117.0 23.3 33.1 48.7
01/27/04 Sanchez Computer Associates Inc. Fidelity Information Services, Inc. 175.4 147.1 14.8 39.5 68.4
Mean 25.1 27.5 32.2%
Median 22.5 25.8 28.9
$ in millions except per share data, * Excluded from mean   NA – Not available   NM – Not meaningful